UNITED  STATES
                      SECURITIES  AND  EXCHANGE  COMMISSION
                            WASHINGTON,  D.C.  20549


                                    FORM  8-K

                                 CURRENT  REPORT

   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 22, 2000



                             PAYFORVIEW.COM  CORP.
         (EXACT  NAME  OF  REGISTRANT  AS  SPECIFIED  IN  ITS  CHARTER)

                                     NEVADA

               (STATE  OR  OTHER  JURISDICTION  OF  INCORPORATION)

       0-27161                                  91-1976310
  (COMMISSION  FILE  NUMBER)                   (IRS EMPLOYER IDENTIFICATION NO.)


                575  MADISON  AVENUE,  10TH  FLOOR,  NEW  YORK,  NY  10022
             (ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)   (ZIP  CODE)

                                 (212)  605-0150

            REGISTRANT'S  TELEPHONE  NUMBER,  INCLUDING  AREA  CODE:

                            MAS  ACQUISITION  XVI  CORP.
                              1710  E.  DIVISION  ST.
                             EVANSVILLE,  IN  47711
                                 (812)  479-7226

                (FORMER  NAME,  ADDRESS  AND  TELEPHONE  NUMBER)

ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT

(a) Pursuant to a Stock Exchange Agreement (the "Exchange Agreement") dated as of February 22, 2000 between MRC Legal Services Corporation, a California Corporation, which entity is the controlling shareholder of MAS Acquisition XVI Corp. ("MAS XVI"), an Indiana corporation, and Payforview.com Corp., a Nevada corporation ("Payforview" or the "Company"), approximately 96.8% (8,250,000 shares) of the outstanding shares of common stock of MAS Acquisition XVI Corp. were exchanged for 335,000 shares of common stock of Payforview in a transaction in which Payforview became the parent corporation of MAS XVI.

     The Exchange Agreement was adopted by the unanimous consent of the Board of Directors of MAS XVI on February 22, 2000. The Exchange Agreement was adopted by the unanimous consent of the Board of Directors of Payforview on February 22, 2000. No approval of the shareholders of Payforview or MAS XV is required under applicable state corporate law.

     Prior to the merger, MAS XVI had 8,519,800 shares of common stock outstanding of which 8,250,000 shares were exchanged for 335,000 shares of common stock of Payforview. By virtue of the exchange, Payforview acquired 96.8% of the issued and outstanding common stock of  MAS  XVI.

     Prior to the effectiveness of the Exchange Agreement, Payforview had an aggregate of 48,112,847 shares of common stock, par value $.0001, issued and outstanding.


  Upon effectiveness of the acquisition, Payforview had an aggregate of 48,782,847 shares of common stock outstanding.

     The officers of Payforview continue as officers of Payforview subsequent to the Exchange Agreement. See "Management" below. The officers, directors, and by-laws of Payforview will continue without change.

     A copy of the Exchange Agreement is attached hereto as an exhibit. The foregoing description is modified by such reference.

 (b) The following table sets forth certain information regarding beneficial ownership of the common stock as of February 22, 2000 (prior to the issuance of 770,000 shares pursuant to the Exchange Agreement and the Consulting Agreement) by each individual who is known to the Company, as of the date of this filing, to be the beneficial owner of more than five percent of any class of Payforview's voting securities:

Title  of       Name  and  address           Amount  and  nature   Percentage
class           of  beneficial               of  beneficial        of  class
                Owner                         ownership(1)

Common         Southampton  Genetic            3,219,650              6.7%
               Sciences,  Inc.(2)             (affiliate)
               55  Frederick  Street
               Nassau,  Bahamas

Common         Argel  Holdings,  Ltd.(3)       3,120,250              6.5%
               55  Frederick  Street          (affiliate)
               Nassau,  Bahamas


     (1) Unless otherwise indicated, the Company believes that all persons named in the above table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

     (2) Nic Meredith, an officer and a director of the Company, is under a management contract with Southampton Genetic
          Sciences, Inc. to provide consulting services regarding investment opportunities, and as such, may have significant influence as to the voting of this shareholder in matters regarding the Company.

     (3) Warren Wayne, an officer and a director of the Company, is under a management contract with Argel Holdings, Ltd. to provide consulting services regarding investment opportunities, and as such, may have significant influence as to the voting of this shareholder in matters regarding the Company.

   The table below sets forth the ownership, as of the date of this filing, by all directors and nominees, and each of the named executive officers of the Company, and directors and executive officers of Payforview as a group.

Title  of       Name  and  address           Amount  and  nature   Percentage
class           of  beneficial               of  beneficial        of  class
                owner                        ownership

Common         Marc  A.  Pitcher                  0                  0.0%
               305-1188  Richards  St.        (affiliate)
               Vancouver,  BC  V6B  3E6
               Canada

Common         Nicholas  R.S.  Meredith(2)        0                  0.0%
               Rosemount,  Grange  Road       (affiliate)
               Winchester,  Hants
               SO23  9RT
               United  Kingdom

Common         Warren  Wayne(2)                  0                   0.0%
               7480  Reeder  Road             (affiliate)
               Vancouver,  BC
               Canada

Common         All  Officers  and                0                   0.0%
               Directors  as  a
               Group

     (1) Unless otherwise indicated, the Company believes that all persons named in the above table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

     (2) See notes 2 and 3 to the first chart above, regarding management contracts of Nic Meredith and Warren Wayne.

     There are no agreements between or among any of the shareholders which would restrict the issuance of shares in a manner that would cause any change of control of Payforview.
There are no voting trusts, pooling arrangements or similar agreements in place between or among any of the shareholders, nor do the shareholders anticipate the implementation of such an agreement in the near term.

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

 (a) The consideration exchanged pursuant to the Exchange Agreement was negotiated between representatives of the shareholders of MAS XVI and the management of Payforview.

     In evaluating Payforview as a candidate for the proposed acquisition, MAS XVI used criteria such as the value of the assets of Payforview, its Present stock price as set forth on the over-the-counter bulletin board, Its internet business and other anticipated operations, and Payforview's
Business name and reputation. The shareholders of MAS XVI determined that the consideration for the merger was reasonable.

(b) Payforview intends to continue its historical businesses and proposed businesses as set forth more fully immediately below.

Description  of  Business.

     PayForView.com is an Internet-based, diversified entertainment company which was created to distribute movies, music, live events and sports, directly to consumers on a pay-for-view, Internet and retail basis.

     Payforview will use existing and proprietary technology gained through funding and marketing partnerships with Internet and electronics companies to achieve its goal of allowing viewers to view the movie or event of their choice in real time, at the time they want, on their computer or television.

     Payforview will also acquire, distribute and sell filmed entertainment in the traditional manner through existing relationships with distributors and content providers.

     Payforview is in the process of acquiring content and creating programming and broadcasting for Internet and traditional distribution.

     Payforview was organized on August 26, 1988, under the name Sierra Gold Corporation and under the laws of the State of Nevada. Payforview had no operations at that time and as such was considered a development stage company.

     Payforview commenced trading on the National Association of Securities Dealers (NASD) OTC Bulletin Board on December 21, 1998 under the trading symbol SIRG.

     On January 4th, 1999 the name of Payforview was changed to PayForView.com under the trading symbol PAYV.


Recent  Company  History

     Through  an  agreement  to  purchase  Voyager  International
Entertainment Inc. on January 5th, 1999, and subsequent agreements with Reel Media, and other filmed content owners, Payforview has acquired the foreign distribution and domestic Internet broadcast and DVD rights to extensive motion picture and video libraries. The more than 2500 titles either closed or being negotiated to date include well-known silent films, classic animation features and shorts, and a wide variety of motion pictures and television programs.

Company  Objectives

     Payforview plans to negotiate with other content providers and distributors for the Internet broadcast and DVD rights to other films, as well as for sports, live events, business and educational programming content.

Strategic  Alliances

     Payforview plans to enter the marketplace through alliances with entertainment and technology companies that will provide elements needed for the completion of Payforview's plans. These companies will include those providing Internet related technical support, filmed or live programming, recorded music and sports related footage. This creates a vertical integration of entertainment-related products and Internet expertise, which will establish a base of operations and cash flow for Payforview.

     The  targets  for  Strategic  Alliances  are  as  follows:

     1.  Film/TV  Production  Companies
     2.  Technology  Providers
     3.  Record  Labels
     4.  Sporting  Event/Management  Companies
     5.  Broadband  Service  Providers

1.  Film/TV  Production  Companies

     Payforview has entered into agreements with film/television production companies Avalon Films of Los Angeles, Voyager Productions Ltd. of Vancouver and Reel Media International of Dallas, which will supply Payforview with filmed product. Through distribution of existing libraries and other licensed property, management believes that Payforview will be able to generate revenue in the short and long term.

Voyager  Productions  Ltd.

     Voyager Productions Ltd. is a Vancouver-based film production company in the business of "Road Housing" the production of motion pictures. By taking advantage of the Canadian Dollar, Canadian tax incentives and Vancouver's pool of film production talent, Voyager Productions Ltd. can save
American producers significant amounts of money. Suitable projects from Payforview and Aurora will be produced by Voyager Productions. Voyager Productions Ltd. is headed by securities and entertainment Lawyer Tyrol Russell, who has practiced law with Vancouver's Russell & Dumoulin and the national firm Lang, Michener, Lawrence & Shaw.

Reel  Media  International

     Reel Media International is a Dallas, Texas-based company which represents broadcast rights to 350 color films and 400 Classic black and white titles in it's catalog. The library collection includes films starring Elizabeth Taylor, John
Travolta,  Ingrid  Bergman,  Roger  Moore,  John  Wayne  and  Lana
Turner,  as  well  as  hundreds  of  other  stars.

     Reel  Media  International  provides  Payforview  with  the
Internet broadcast rights to these films on an exclusive basis allowing Payforview to develop and maintain a competitive edge.

2.  Technology  Providers

     Payforview's marketing plan is to provide online entertainment through partnerships with Internet technology leaders. To that end, Payforview is working with various companies for technical joint ventures and service agreement to provide essential streaming video and web casting services.

InterVu

     InterVu is a streaming media service provider working to make the Internet a viable broadcast medium for entertainment, business and education.

     InterVu has the technical expertise to allow Payforview to reliably deliver programming via the Internet. InterVu has developed proprietary technology which allows Payforview to manage broadcast streams in real time and gives Payforview access to critical information about its video database and streaming files.

     With its own distributed broadcast network, InterVu can provide Payforview with reliable and efficient connectivity to the Internet using a premier Internet infrastructure built on a high-speed backbone and high speed links to the Internet.

InGenius  Multimedia

     Payforview has entered into a license and development agreement with Ottawa, Canada-based InGenius Multimedia. Under the terms of the agreement, InGenius has agreed to license to the registrant its "SofTV" web authoring software, and to design and build an interactive streaming media website specifically for Internet Broadcast.

3.  Record  Label

     In order to take full advantage of the crossover potential between film, television product and recorded music product, the registrant has purchased Los Angeles-based Street Solid Records.

Street  Solid  Records

     In 1997, Street Solid Records Inc. ("Street Solid") was formed to develop, produce and market recorded music to the worldwide market.

     Overall, Street Solid Records can be characterized as a developing independent record label specializing in urban music.

     Street Solid currently owns 25 completed master recordings, which represent 15 recording artists under contract. In addition to owning the rights to the recordings, Street Solid owns the publishing rights to all songs represented on those 25 albums.
Among  those  under  contract  are  Father  MC,  Above  The  Law,  and  RBX.

     An affiliation with Street Solid provides Payforview access to national and international distribution for music products as well as street promotion, press, radio promotion and retail marketing. This creates sales activity for film soundtracks, and provides additional support for film releases.

     The founder and President of Street Solid Records is Jay Warsinske. Mr. Warsinske has led the development of a number of record labels and has assisted with the career development of such artists as N.W.A., Run-DMC, Dr. Dre, Ohio Players, Eazy-E,
Roger  &  Zapp,  Ice  Cube,  Eric  B  &  Rakim,  Ice-T,  Cypress  Hill,
Fugees,  Mellow  Man  Ace,  and  dozens  of  other  artists.


Capital  Requirements

     Payforview estimates initial capital requirements at $10,000,000 for the following purposes:

     1. Creation or acquisition of "Front End Technology" which is the website and programming mechanism which will be the face presented to subscribers. This includes the website design, transaction and database programming, file distribution and links to the web cast network;

     2. Digitizing and electronic storage of "first tier" films from the library, plus acquisition and licensing of additional content;

     3. Securing of a multi-cast server network for streaming video distribution;

     4. Funding of the Street Solid Records, Voyager and film sales business plans;

     5.  Operational  and  administrative  expenses;  and

     6.  Film  Sales  Marketing

Total  Initial  Requirement

     Payforview has raised approximately $3,000,000 of the above required amount and is in the process of seeking private placements for the remainder.

The  Product

     Payforview is in the business of delivering entertainment. Payforview operates in three separate elements including the Entertainment Programming, the Delivery Method and the Supporting Technology.

Entertainment  Programming

     The programs viewed on programming include a wide variety of feature films, sports events, documentaries, music concerts and videos and live events such as plays, dances and comedies. This programming is acquired through specific license agreements with the owners of these products, or created originally for the registrant through Joint Ventures with film and television production companies.

Delivery  Method

     Titles in Payforview's catalogue are delivered to the end user through the Internet and through traditional Film Licensing.

1.  Internet

     In order to view good quality film and video files over the Internet, subscribers will require a cable modem or greater bandwidth access. Research indicates that cable companies will be the leading provider of residential broadband service, capturing more than 80% of the market by 2002. By 2006 the industry expects a total of 48.8 million North American subscribers with high bandwidth access. (Al Nazarali & Associates Market Research, January 1999).

     The following table identifies current and expected trends in the adoption of high bandwidth Internet access. These high-end band width users represent computer users with the capacity to use services provided by Payforview.


Year      Cable  Modem    DSL  Subscriber      Total  High
          Users          Users               Bandwidth  Users

1997         170,000        40,000              210,000
1998         350,000        90,000              440,000
1999       1,250,000       250,000            1,500,000
2000       1,600,000       400,000            2,000,000
2001      10,000,000     2,500,000           12,500,000
2002      12,800,000     3,200,000           16,000,000

*Cable modem services are estimated to serve 80% of the broadband market. The remaining 20% is served by DSL (Digital Subscriber
Line)  services.

Supporting  Technology

     Along with providing customers access to entertainment programming via the Internet, Payforview will also provide the hardware to receive this programming at home, through a personal computer or television. This hardware will be in the form of a set top box, ("STB") similar to a cable decoder which will convert the digital information to analogue so it can be viewed on a standard television set. These units will be required to access all of Payforview's online programming.

Market  Analysis

Overview

Internet  Commerce

     The International Data Corporation estimates that 48 million households in the U.S. have at least one personal computer. Of this amount, roughly 75% or 36 million households are online.
Internet commerce is growing rapidly. Between now and 2003, an estimated 30 million households will conduct commerce online for the first time. (International Data Corporation).

     In 1999, total U.S. online sales by consumers reached $8 billion. Worldwide online sales are expected to grow to $3.2 trillion by 2003. The average Internet shopper spent $629 for goods and services in 1998, which is twice that of 1997.

     Some 20% of all U.S. households have computers with Internet access, and a further 53 million DVD or DVD equipped computers will be accessible by 2002. (Forrester's Entertainment and
Technology  Strategies).  Currently,  86%  of  all  U.S.  households have  a  VCR,  and  in  1997,  the  estimated  video  tape  rental  revenue was  $9.1  billion  in  the  U.S.  and  another  $1  billion  throughout the rest of North America. (Al Nazarali & Associates Market Research, January 1999)

     Payforview estimates second year market potential at 250,000 subscribers, growing to 1,000,000 by year three. These figures are based on the potential of the current market in an industry that is recording compounded annual growth in excess of 2.5% per month.

Online  Entertainment

     Research shows a large portion of Internet spending will be for media goods and entertainment. Management believes that positioning Payforview now through the acquisition of additional content, and using the most current Internet technology available, Payforview will be positioned to take advantage of this online commerce trend.

Market  Position

     In planning a market intrusion, Payforview is looking to begin by concentrating on a "Business to Business" professional sales approach, followed closely by or implemented in tandem with a general consumer marketing strategy. Success in either of the two areas, although distinct and unique in themselves, will lead to increased success in the other through brand recognition and content availability.

Bandwidth  Islands

     In the marketplace, we have identified companies, which we describe as "Bandwidth Islands". These are organizations whose primary business is the sale and service of bandwidth and related services to end users, both residential and commercial. Each of these Islands has a built in subscriber base, and instant access through their database to the high bandwidth users which the registrant is targeting. In effect, these Islands provide a safe and friendly harbor in which to begin to conduct business away from the open ocean of the wider marketplace.

     In selling high bandwidth services to homes, one of the challenges faced by the Islands is content. Consumers, while attracted to the extra speed in Internet Surfing possible with higher bandwidth, generally question the value of upgrading to higher bandwidth at higher cost when to date, there is not enough content on the net for which high bandwidth is required. Imagine paying for cable on a monthly basis if you only got one or two extra channels, and they were in black and white. Such is the current state of the High Bandwidth arena.

     Payforview will provide a "turnkey content package" to these Islands. By collecting content and creating and perfecting a delivery and tracking mechanism, Payforview will be able to offer the Islands the content with which they will be able to attract additional high band width customers, and keep the ones they have on line and on Payforview's subscriber list. Additionally, by retaining control of the content and delivery system, Payforview could sell advertising during its programming, thus offering the Island an additional source of revenue.

The  Entertainment  Industry

     No other industry can match the entertainment industry for its high profile profit potential. It is expanding at a rate never before seen. Five of the top 50 fifty entertainment companies had revenues of over $10 billion and virtually every company in the top fifty had revenues in the hundreds of millions during 1996. (Variety Magazine Global Top 50 - August 31, 1997).

     The continued growth in demand is expected to continue, due to the ever expanding cable industry and the emerging markets in Eastern Europe, hungry for Western product. The success of Columbia Films' Men In Black, which grossed $750 million, demonstrates the revenue potential of filmed entertainment, including the merchandising and licensing opportunities. In 1996, entertainment companies had combined revenues of $197 billion. (Variety Magazine Global Top 50 - August 31, 1997). The proliferation of cable and satellite networks has created new ancillary markets for films and television to be sold worldwide.
These markets provide even more revenue than the traditional distribution channels and have increased the demand for product required to fill the schedules for these networks. The greatest growth area in the industry remains the continually expanding export market of North American entertainment products to the rest of the world.

     Secondary marketing of motion pictures has reached the point where revenues from the above sources and foreign sales can outstrip original box office figures.

Film  Distribution

     As in most businesses, the key to success in the film entertainment industry is distribution. Accordingly, the registrant intends to create a division designed to maximize the library's income potential by identifying top titles and merchandising opportunities through the sales of videocassettes, DVDs and Special Edition boxed sets. Additionally, the registrant will be able to assign, in whole or in part, international distribution rights to portions of the library for foreign territories.

     As international television, satellite, cable, video and DVD markets grow, Payforview is positioned to take advantage of these established and emerging market areas.

     Through distribution of the existing library and other licensed property, Payforview expects to be in a position to generate revenue quickly.

Competition

     The  Internet  broadcast  industry  is  in  its  infancy.
Competitors such as Dallas based Broadcast.com have been successful organizations by concentrating on the delivery of professional services - becoming a fulfillment house for companies who want to broadcast their content on the net. Others, like New York based Simply TV are considering a broadcast approach, such as simulcasting existing stations and content, while Intertainer positions itself as a movie store on the net by concentrating on the video rental market.

     Payforview's approach differs from these through diversification. By having Record Label, Sports alliances and a Film Sales Acquisition Division, Payforview is in a position to create revenue from the non-Internet sources while also creating the very content it intends to broadcast on the Internet. By including music, live events, sports, business and educational programming, Payforview is creating a vertically integrated approach to building a business. This will lend further security to shareholders and set Payforview apart from the competition.

Marketing  Plan

Distribution  Sales  Strategy

     Because of Payforview's focus on a wide range of markets for filmed product distribution, the sales strategy includes active representation at the international television product trade shows, ongoing corporate presence in Los Angeles, Toronto, New York and London, direct sales with international broadcasters and strong post-market support.

     The primary method of selling Payforview's film libraries is representation at international trade shows. These events provide for direct meetings and product pitches to broadcasters plus opportunities to develop and continue new and existing relationships with co-production partners. These "show and tell" opportunities last four to five days and include a full schedule of pre-booked meetings as well as active networking.

Advertising  and  Promotion

     The advertising and promotion strategy is to position the registrant as a leader in catalogue film distributor in the market.

     We will utilize the following media and methods to inform our customers:

     1. Primary business publications with high specific market penetration in conjunction with trade shows.

     2. Special, high-interest issues of major publications, focusing on national press for Payforview rather than product publicity.

Public  Relations

     During 2000, Payforview will focus on the following publicity strategies:

     1. Contracting a publicist who will develop a sustained public relations effort, with ongoing contact between key editors and top-level personnel;

     2. Developing a regular and consistent production update program for the major target media;

     3. Maintaining contact with editorial staff for the purpose of being included in production listings;

     4. Maintaining a complete company background on the registrant to be used as the primary public relations tool for all target media editorial contact.

Financial  Plan

Revenue  Streams

     Payforview can generate revenue from the following sources:

     1.  Internet  Pay-For-View  Distribution  Rights  and  Retail
Sales

     2.  Assignment  and  Sales  of  Rights

     3.  Traditional  Film  Distribution/Sales

     4.  Street  Solid/Sportsworldlive  Revenue

     5. Advertising sales including previews for theatrical feature film releases and commercials attached to pay-for-view films.

     6. Data Base Management and Sales of demographic profile and viewing habits of subscribers.

     Payforview can realize revenue from the sales or assignment of additional or international rights to Internet broadcast and DVD production and traditional film sales almost immediately.

Management's  Discussion  and  Analysis  or  Plan  of  Operation.

Financial  Condition

     As of September 30, 1999, Payforview had received approximately $327,000 in revenue, and has otherwise been supported in its operations by private investments. The investments are in the form of loans with no specific terms of repayment or interest rate. The amount of the loans to date is approximately $1,050,000.

Liquidity

     Payforview expects an improvement in liquidity based on anticipated sales in the third and fourth quarters and from revenue derived from record sales at its subsidiary, Street Solid Records. Additionally, revenues are expected from the sale of advertising for specific Internet broadcast projects, such as film festivals and live events.

     In addition to expected revenue, recent private placement commitments to fund the business plan of Payforview over the next 18 to 24 months should also improve the liquidity of the registrant.

Capital  Resources

     Material commitments made in the first three quarters of 1999 include two short-term office leases, film rights acquisition contracts and employment contracts. To date, funding for these commitments has been through private financing.

PayForView.com/Voyager  International  Share  Exchange.

     On January 5th, 1999, Sierra Gold Corporation, which at the same time changed its name to PayForView.com, acquired total control of Voyager International Entertainment, Inc., a private company, by issuing 3,096,280 of Payforview's shares in exchange  for  100%  of  the  issued  and  outstanding  shares  of
Voyager, such that Voyager became a wholly-owned subsidiary of Payforview. Voyager shareholders received 0.6 shares of the registrant for each Voyager share held. A total of 2,596,280 restricted shares of Payforview's Common Stock have been issued to Voyager shareholders, as well as 500,000 shares placed into trust for agents and commission recipients. The transaction has been treated as a reverse takeover for accounting purposes.

     Under the terms of the purchase agreement between the registrant and Voyager, 500,000 restricted shares of the Company's Common Stock were placed in trust in January of 1999 as a commission to be paid at an unspecified future date and upon successful completion of the transaction. As of the date of this filing, the ultimate recipient(s) of the commission and the total value of the consideration are as yet undetermined. The Company evaluated the commission at $0.50 per share, based upon the market price on the date of closing, discounted by 50% to encompass the restricted nature of the shares. No shares have yet been released from trust.

Street  Solid  Records  Purchase  for  Shares

     In January of 1999, Payforview purchased 100% of the issued and outstanding shares of Los Angeles-based rap and hip-hop record label Street Solid Records through the issuance of 391,170 pre-split restricted shares (1,173,509 post-split) of the Company's Common Stock, with a deemed value of $0.70 per share, to Mr. Jay Warsinske, the sole owner of Street Solid. The valuation was based upon the current business operations and assets of Street Solid. The value associated with artists contracts, rights to master recordings and existing distribution contracts was determined to be $270,000. The value of fixed assets, including office furniture and equipment, was $3,819.

Two-For-One  Forward  Stock  Split

     On January 15, 1999, Payforview completed a two-for-one forward stock split.

Reel  Media  License

     On February 19, 1999, Payforview entered into an agreement with Dallas-based Reel Media for the exclusive Internet broadcast rights to a motion picture library. The terms of the deal included issuance by Payforview of 35,000 restricted shares and payment of a license fee equal to 3% of gross revenue received from Pay-For-View and advertising purchases. The deal gave Payforview access to 750 films, television shows and shorts for Internet broadcast. The 35,000 restricted shares had a deemed value of $0.50 per share for acquisition purposes.

ITV.Net  Services  Agreement

     On March 11, 1999, Payforview entered into a service agreement with ITV.Net for the provision of Web Casting, production and Streaming Media services for a live Internet event from the Cannes Film Festival. The value of the contract was $85,000, and was payable $40,000 up front and the balance, including incidentals, after the production. Payforview paid the down payment in cash, and after the event, negotiated with ITV.Net to pay the $58,000 balance with 82,000 restricted shares at a negotiated value of $0.70 per share.

Bacchus  Asset  Purchase

     On March 23, 1999, Payforview concluded an agreement, negotiated in January, for the purchase of certain assets of the Vancouver-based film development company, Bacchus Entertainment.
In exchange for 675,000 restricted shares of the Company's Common Stock and an agreement by Payforview to continue to invest in current projects, Payforview received the exclusive rights to a motion picture in development and the expertise and services of the Principals of Bacchus. The value of the Bacchus assets was determined to be approximately $337,500 and the restricted shares were issued, subject to completion of due diligence by the registrant, with a deemed value of $0.50 per share.

Sage  Consulting  Agreement

     On March 29, 1999, Payforview contracted the motion picture and programming consulting services of Sage Entertainment of New York. The contract called for the services of Sage to be provided from time to time at Payforview's option for the purposes of evaluating content licensing agreements and for the inspection of content to be acquired by Payforview. The value of Sage's services was set at $1,000.00 per month for ongoing consulting and $2,000 in advance as a retainer. For payment of the retainer, Payforview issued 1,000 restricted shares with a deemed value of $2.00 per share. No monthly payments have been made at this time.

Three-for-Two  Forward  Stock  Split

     On April 9, 1999 Payforview declared a three-for-two forward stock split.

Sportsworld  Live

     On  April  14,  1999,  Payforview  concluded  an  agreement, negotiated in January, with Australian media company Sportsworld Network PTY Limited for the Internet broadcast rights to a library  of  hundreds  of  hours  of  sports-related  shorts  and highlights and rights to future content as it is produced by Sportsworld. The terms of the agreement included the issuance by Payforview of 25,000 restricted shares of Payforview and payment of a license fee equal to 8% of gross revenue received by Payforview from distribution and advertising purchases. To date,  Payforview  has  paid  to  Sportsworld  25,000  shares  of  the
Company's  restricted  Common  Stock  with  a  deemed  value  of  $0.50 per  share.

William  Stuart  Consulting  Agreement

     In May 1999, Payforview signed a consulting agreement with William Stuart of Los Angeles for the provision of advice and expertise related to the Motion Picture Industry. Bill
Stewart is an experienced motion picture producer, with dozens of films, including the 1996 hit "The Rock", to his credit. The value of ongoing consulting by William Stuart was set at $250,000. Payforview issued 333,333 restricted shares to William Stuart, at a deemed value of $0.75 per share, based upon then-current market pricing, discounted by the restricted nature of the shares and the contingencies inherent to the agreement.

InGenius  Multimedia

     On  August  17,  1999,  Payforview  entered  into  a  license and development agreement with Ottawa, Canada-based InGenius Multimedia. Under the terms of the agreement, InGenius agreed to license  to  Payforview  its  "SofTV"  web  authoring  software,  and to design and build an interactive streaming media site specifically for Internet Broadcast. The initial stage of development called for the payment of $200,000 in fees for services to InGenius, with $100,000 payable in cash and $100,000 payable in restricted stock. To date, Payforview has paid InGenius $50,000.00 in cash as a retainer and 200,000 shares of the Company's Common Stock with a deemed value of $0.50 per share.

William  Mutual  Consulting  Agreement

     In August 1999, Payforview signed a consulting agreement with William Mutual of Vancouver, Canada for the provision of ongoing advice and expertise related to Streaming Media technology. William Mutual's company, ITV.Net, is a leader in the Streaming Media industry, and provides services to leading internet companies. For ongoing consulting services, the value of Mr. Mutual's services was set at $50,000. Payforview issued 25,000 restricted shares to William Mutual, with a deemed value of $2.00 per share.

BSD  Debenture  and  Subscription  Agreement

     In June 1999, Payforview entered into a 2% series A senior subordinated convertible redeemable debenture and a separate securities subscription agreement for the purchase of the Debenture with BSD Holdings Ltd., a Texas-based investor.
The debenture was valued at $1,000,000, and had a conversion price equal to 75% of the closing bid price of the Common Stock of Payforview on the day immediately preceding the date of a notice of conversion to Payforview from BSD. The subscription agreement was executed under Rule 504 of Regulation
D, and gave BSD the option to purchase some or the entire debenture up to a maximum of $1,000,000.

     Between  June  1999  and  September  1999,  BSD  elected  to  convert
$600,000 of the debenture. A total of 600,000 shares have been issued to BSD under the original terms of the debenture.

Acquisition  of  MAS  XVI  Consulting  Agreement

On February 22, 2000 the Company entered into a consulting agreement between the Company and the following individual professional persons who acted as consultants to the Company: M. Richard Cutler, Brian A. Lebrecht, Vi Bui, James Stubler, and Samuel Eisenberg for services involving consultation, advice and counsel with respect to the negotiation and completion of the stock exchange between Payforview and MAS XVI. In addition to cash compensation, the agreement calls for issuance of a total of 335,000 shares of Payforview to be issued to the consultants together with an obligation for the Company to register such shares on Form S-8 at Payforview's sole expense.

Property

     The Company presently maintains offices at two locations, in Vancouver, British Columbia and New York, New York. The business office in Vancouver is located at the Guinness Business Centre, Suite 300, Guinness Tower, 1055 West Hastings Street, Vancouver, British Columbia V6E 2E9. The Vancouver office consists of approximately 1,000 square feet, leased at $3,300 per month, with a six-month lease and an option to renew for additional six-month intervals. The New York office, presently located at 575
Madison Avenue, 10th Floor, New York, New York 10022, consists of approximately 300 square feet, with a renewable three-month lease. This office is a temporary location while the Company seeks more suitable long-term office space.

Market Price of and Dividends on the Registrant's Common Equity and Other Shareholder Matters.

Market  Information

     The  Company's  common  stock  is  presently  quoted  on  the  OTC
Bulletin  Board  of  the  NASD  under  the  ticker  symbol  "PAYVE".
However, there is currently no "established trading market" for the Company's common stock, and no assurance can be given that any current market for the Company's common stock will develop or be maintained. For any market that develops for the Company's common stock, the sale of "restricted securities" (common stock) pursuant to Rule 144 of the Securities and Exchange Commission by members of management, or any other person to whom any such securities may be issued in the future may have a substantial adverse impact on any such public market. A minimum holding period of one year is required for resales under Rule 144, along with other pertinent provisions, including publicly available information concerning the Company; limitations on the volume of "restricted securities" which can be sold in any 90 day period; the requirement of unsolicited broker's transactions; and the filing of a Notice of Sale of Form 144. There are approximately
9,622,717 restricted shares of the Company eligible for trading as of the date of this filing.

     The following quotations were provided by the National Quotation Bureau, LLC, and do not represent actual transactions; these quotations do not reflect dealer markups, markdowns or commissions.

                            STOCK  QUOTATIONS*

                                              CLOSING  BID
                                        -----------------------
Quarter  ended:                          High                Low
--------------                          ----                ---

January  31,  2000                        1.14               0.35

December  31,  1999                       0.63               0.12

September  30,  1999                      1.75               0.375

June  30,  1999  (2)                      7.25               1.25

March  31,  1999  (1)                     3.9375             1.0625


     (1) Effective January 15, 1999, the Company instituted a 2-for-1 forward stock split of its Common Stock.

     (2) Effective April 9, 1999, the Company instituted a 3-for-2 forward stock split of its common stock.

     With the exception of the 300,000 warrants held by Swartz Private Equity, there is currently no Common Stock of the Company which is subject to outstanding options or warrants to purchase.

     There are currently over 9,000,000 shares of the Company's Common Stock which are eligible to be sold under Rule 144 of the Securities Act of 1933 as amended or that the registrant has agreed to register for sale by security holders.

     There is currently no common equity that is being or is proposed to be publicly offered by Payforview, the offering of which could have a material effect on the market price of the issuer's common equity.

     As of January 31, 2000, the Company had approximately 176 shareholders of record.

     The securities of the Company will be considered low-priced or "designated" securities under rules promulgated under the Exchange Act. Penny Stock Regulation Broker-dealer practices in connection with transactions in "Penny Stocks" are regulated by certain rules adopted by the Securities and Exchange Commission. Penny stocks generally are equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges or quoted on the NASDAQ system). The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the risk associated with the penny stock market. The broker-dealer must also provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer's account. In addition, the penny stock rules generally require that prior to a transaction in a penny stock, the broker-dealer must make a written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for a stock that becomes subject to the penny stock rules. When the Registration Statement becomes effective and the Company's securities become registered, the stock will likely have a trading price of less than $5.00 per share and will not be traded on any national exchanges. Therefore, the Company's stock will become subject to the penny stock rules and investors may find it more difficult to sell their securities, should they desire to do so.

     The Company has not paid any dividends to date. In addition, it does not anticipate paying dividends in the immediate foreseeable future. The Board of Directors of the Company will review its dividend policy from time to time to determine the desirability and feasibility of paying dividends after giving consideration to the Company's earnings, financial condition, capital requirements and such other factors as the board may deem relevant.

     The Company intends to furnish its shareholders with annual reports containing audited financial statements and such other periodic reports as the Company may determine to be appropriate or as may be required by law. Upon the effectiveness of this Registration Statement, the Company will be required to comply with periodic reporting, proxy solicitation and certain other requirements by the Securities Exchange Act of 1934.

     The Company's Transfer Agent for its shares of voting Common Stock is Transfer Online, 227 SW Pine Street, Suite 300,
Portland,  Oregon  97204.

MANAGEMENT

DIRECTORS  AND  EXECUTIVE  OFFICERS

     The following sets forth the names and ages of the current directors and executive officers of Payforview who will remain so with the combined entity, their principal offices and positions and the date each such person became a director or executive officer.

     All directors are elected annually by the shareholders and hold office until the next annual general meeting of shareholders or until their successors are duly elected and qualified, unless they sooner resign or cease to be directors in accordance with the Articles of Incorporation of the Registrant. Executive officers are appointed and serve at the pleasure of the Board of Directors.

     The following persons are the current directors and executive officers of the Company:

MARC A. PITCHER - President, Chief Operating Officer and Director Date Position Commenced: January 4th, 1999
Term  of  Office:  One  Year
Address:305-1188  Richards  Street,  Vancouver,  BC  V6B  3E6,  Canada
Age:  32

January 4 1999 - Present, PayForView.com, Internet Company, President. August 1998 - October 1999, Professional Business Interiors, Interior Design/Construction Project Manager; June 1992 - May 1998, Future Business Center, Commercial Office Leasing, partner, operations manager.

NICHOLAS  R.  S.  MEREDITH  -  Vice  President,  Finance  and  Director
Date  Position  Commenced:  January  4th,  1999
Term  of  Office:  One  Year
Address:  Rosemount,  Grange  Road,  Winchester,  Hants,  SO23  9RT,  UK
Age:  39

January 1999 - Present; PayForView.com, Internet Company, Vice President Finance; February 1998 - January 1999, Voyager
International Entertainment, Film Production, Chief Executive Officer; January 1996 - October 1999, BTV Productions Inc., Film Production company, President; January 1995 - January 1996,
Global  Financial  Services,  Finance  Consultant.

WARREN  WAYNE  -  Vice  President,  Content  and  Acquisitions  and
               Director
Date  Position  Commenced:  January  4th,  1999
Term  of  Office:  One  Year
Address:  7480  Reeder  Road,  Richmond,  BC,  Canada
Age:  38

January 1999 - Present, PayForView.com, Internet company; VP Finance; February 1998 - January 1999, Voyager International Entertainment; Film Production, Chief Operating Officer; June 1997 - February 1998, Wassermann Investments Holding Co., consultant; September 1985 - June 1997, Self Employed, Film Production.

    There are no significant employees who are not described as executives above, and there are no family relationships among directors, executive officers or any nominees to these positions.

    During the past five years, no present or former director, executive officer or person nominated to become a director or an executive officer of the Company:

     (1) was a general partner or executive officer of any business against which any bankruptcy petition was filed, either at the time of the bankruptcy or two years prior to that time;

     (2) was convicted in a criminal proceeding or named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

     (3) was subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

     (4) was found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

EXECUTIVE  COMPENSATION.


                                       SUMMARY  COMPENSATION  TABLE








                                                                 Long Term Compensation
                            Annual Compensation                      Awards Payouts
                      -------------------------------   ----------------------------------------

Name and       Year   Salary($)    Bonus($)  Other      Restricted    Securities    All other
Principal                                    annual     stock awards  underlying    compensation
position                                     compensation             options/SARs  ($)
                                             (Medical)                (#)
  ----------------------------------------------------------------------------------------------

Marc A.        2000   60,000       20,000    6,000           0            0              0
Pitcher        1999   60,000       20,000    6,000           0            0              0
(President,
COO & Director)

Nicholas R.S.  2000   60,000       20,000    6,000           0            0              0
Meredith       1999   60,000       20,000    6,000           0            0              0
(Vice President
& Director)

Warren Wayne   2000   60,000       20,000    6,000           0            0              0
(Vice          1999   60,000       20,000    6,000           0            0              0
President
& Director)




     No cash compensation, deferred compensation or long-term incentive plan awards were issued or granted to the Company's management during the period ended December 31, 1999, except as set forth in the Summary Compensation Table. Further, no member of the Company's management has been granted any option or stock appreciation rights; accordingly, no tables relating to such items have been included within this Item.

     There are no employment contracts, compensatory plans or arrangements, including payments to be received from the Company, with respect to any director or executive officer of the Company which would in any way result in payments to any such person because of his or her resignation, retirement or other termination of employment with the Company or its subsidiaries, any change in control of the Company, or a change in the person's responsibilities following a change in control of the Company.

Long-Term  Compensation

     As at December 31, 1999, being a date within 135 days of this Registration Statement, Payforview had no Long Term
Compensation plans or agreements with any of its officers or directors.

Employment  Contracts

     On January 4, 1999, Payforview executed contracts for three key management employees, Marc Pitcher, President, Nic Meredith, VP Finance and Warren Wayne, VP Licensing and
Acquisition.  The  remuneration  for  each  is  as  follows:

Marc  Pitcher  -  Term  of  contract  one  year.  Annual  salary  $60,000.
Monthly  Vehicle  allowance  of  $500.  Bonus  of  $20,000  upon  receipt by  the  Company  of  financing  not  introduced  by  an  outside  third party  of  between  $2  Million  and  $10  Million.  Bonus  of  $50,000 upon receipt by the Company of financing not introduced by an outside third party of more than $10 Million.

Nic  Meredith  -  Term  of  contract  one  year.  Annual  salary  $60,000.
Monthly  Vehicle  allowance  of  $500.  Bonus  of  $20,000  upon  receipt by  the  Company  of  financing  not  introduced  by  an  outside  third party  of  between  $2  Million  and  $10  Million.  Bonus  of  $50,000 upon receipt by the Company of financing not introduced by an outside third party of more than $10 Million.

Warren  Wayne  -  Term  of  contract  one  year.  Annual  salary  $60,000.
Monthly  Vehicle  allowance  of  $500.  Bonus  of  $20,000  upon  receipt by  the  Company  of  financing  not  introduced  by  an  outside  third party  of  between  $2  Million  and  $10  Million.  Bonus  of  $50,000 upon receipt by the Company of financing not introduced by an outside third party of more than $10 Million.

Fraser  Barnes  -  No  fixed  term  of  contract.  Annual  salary
$55,000.  Reimbursement  of  reasonable  and  necessary  expenses.

Option  Agreements

     In January of 1999, the Board of Directors of the Company approved, through a director's resolution, the creation of an employee option plan. The Company intends to implement an employee option plan in the near future; however, as of the date of this filing, no employee option plan has been implemented.

RISK  FACTORS

     Payforview does not have any significant operating history upon which to evaluate its future performance. As there is no lengthy history of operations, investors will be unable to assess future operating performance or future financial results or condition by comparing these criteria against their past or present equivalents. No revenues have been received as yet and no services have actually been delivered to any customers.

     Future revenues are expected to be derived from the sale of media content on its websites and from commissions on electronic commerce transactions between viewers and advertisers. The registrant will only be able to attract content providers or advertisers to its websites if it can develop and maintain a viewer base of sufficient size and economic means to offer prospective content providers and advertisers meaningful marketing opportunities for their products and services.

     Payforview expects to incur losses on both a quarterly and an annual basis for the foreseeable future and cannot assure investors of ever achieving profitability.

     Payforview's success will depend upon market acceptance of streaming technology as an alternative to broadcast television. Without streaming technology, viewers proposed on-demand programming would not be able to initiate playback until the programming was downloaded in its entirety, resulting in significant waiting times.

     The acceptance of streaming technology will depend upon a number of factors, including:

     * market acceptance of streaming players such as Microsoft's Windows Media Player and RealNetworks' RealPlayer

     * technological improvements to the Internet infrastructure, such as an increase in generally available bandwidth, to allow for improved video and audio quality and a reduction in Internet usage congestion.

     * the ability of Internet users to acquire sufficient skill and experience to download and operate streaming players.

     * reconfiguration of older Web browsers to handle the inclusion of streaming players.

     Payforview anticipates deriving revenues from the sale of various types of content, generally created by third parties, over the Internet. Internet product delivery, particularly utilizing streaming video technology, is a new and rapidly evolving industry whose demand and market acceptance has not as yet been proven. Furthermore, standards have not as yet been widely accepted for the measurement of the effectiveness of Web-based media services delivery.

     Payforview's ability to generate revenue will depend upon a number of factors, including:

     *   pricing  of  content  delivered  by  other  websites.

     *   the  amount  of  traffic  on  our  proposed  websites.

     * the ability of Payforview to demonstrate user demographic characteristics that are attractive to content providers.

     * the establishment of desirable production and programming relationships.

     Acceptance of the Internet among content providers, distributors, studios, television networks, such as sports programmers and advertising agencies will also depend to a large extent on the level of Internet use by consumers and upon growth in the commercial use of the Internet. Because global commerce and the online exchange of information is new and evolving, we are unable to predict with any assurance whether the Internet will prove to be a viable commercial marketplace in the long term. Prospective revenues would be adversely affected if widespread commercial use of the Internet does not develop or is substantially delayed, or if the Internet does not develop as an effective and measurable advertising medium.

     In addition to media content delivery and advertising, another intended source of revenue is from electronic commerce tie-ins. E-commerce has only recently begun to develop and is rapidly evolving. As is typical in a new and rapidly evolving industry, demand and market acceptance for recently introduced services and products are subject to uncertainty. Consumer satisfaction from shopping over the Internet has been mixed, there is no assurance that e-commerce will continue to grow. The registrant's ability to derive revenues from arrangements with e-commerce businesses and to deliver acceptable programming content will depend upon a number of factors including:

     * acceptance by the general public of the Internet as a convenient and safe shopping forum.

     *   the  offer  of  quality  products  at  competitive  prices.

     * Payforview's ability to attract viewers and direct such viewers to its e-commerce business tie-ins.

     At present, prospective viewers can download streaming software off the Internet, in most instances at no charge. There is no assurance that streaming software will continue to be made available to the public free of charge. If users are charged to acquire streaming software, streaming technology may not be widely accepted by Internet users.

     Internet infrastructure failures or disruptions caused by increased traffic on the Web, may result in technical difficulties. Vandalism or acts of God, among other factors, may impede Payforview's ability to transmit streaming video content to viewers. Repeated failures or disruptions may result in viewer dissatisfaction with the Internet as a viewing medium, which may lead to a diminution of Payforview's viewer base and a resultant impairment of Payforview's ability to generate advertising and e-commerce transaction revenues.

     Payforview will have to rely on local and long-distance telecommunications companies to provide data communications capacity. These providers may experience service disruptions or have limited capacity, which could disrupt the provision of streaming video content to viewers. Payforview may not be able to replace or supplement these services on a timely basis, if at all. In addition, because Payforview must rely on third-party telecommunications services providers for connection to the Internet, Payforview may not be able to control decisions regarding the availability of, or our access to, services at any given time.

     Payforview's success will depend to a large degree upon the efforts of its management, technical and marketing personnel.
Payforview's success will also depend on its ability to attract and retain additional qualified management, technical and marketing personnel. Hiring employees with the combination of skills and attributes required to carry out the strategy is extremely competitive. The loss of the services of key personnel together with an inability to attract qualified replacements could adversely affect prospective growth.

     Payforview will compete for both viewers and advertisers with numerous larger and well-financed companies. These include:

     * other websites, Internet access providers and Internet broadcasters that provide content to attract users.

     * Online services, other website operators and advertising networks, as well as traditional media such as television. Radio and print for a share of available media content suitable for distribution via the Internet, and for advertisers' total advertising budgets.

     * traditional media such as broadcast television, cable television, radio and print with international content.

     To compete successfully, Payforview will have to provide sufficiently compelling and popular content to generate users and support advertising intended to reach such users. Payforview believes that the principal competitive factors in attracting
Internet users include the quality of service and the relevance, timeliness, depth and breadth of content and services offered.

     Payforview also expects to compete with online services, other website operators and advertising networks, as well as traditional media such as television, radio and print for a share of advertisers' total advertising budgets.

     The principal competitive factors for attracting advertisers include:

     *   the  number  of  users  accessing  Payforview's  websites.

     *   the  demographics  of  prospective  users.

     * Payforview's ability to deliver focused programming and advertiser interactivity through its websites.

     * the overall cost-effectiveness and value of advertising on Payforview's network.

     * Payforview's ability to achieve recognition of the PayForView.com name.

     Payforview's intended establishment of operations in foreign countries and hiring freelance media providers will entail significant expenditures and some knowledge of each country's national and local laws, including tax and labor laws.
Furthermore, there are certain risks inherent in conducting business internationally, including, among others, regulatory requirements, legal uncertainty regarding liability, difficulties in staffing and managing foreign operations, longer payment cycles, different accounting practices, currency exchange rate fluctuations, tariffs and other trade barriers, political instability and potentially adverse tax consequences, any of which could adversely affect growth opportunities.

     Copyrights, trade secrets and similar intellectual property are significant to Payforview's growth and success. The registrant relies upon a combination of copyright and trademark laws, trade secret protection, confidentiality and non-disclosure agreements and contractual provisions with its employees and with third parties to establish and protect proprietary rights. The registrant has applied for federal trademark protection for "PayForView.com" and intends to apply for federal trademark protection for all domain names used in the PayForView.com network. Legal standards relating to the validity, enforceability and scope of protection of certain proprietary rights in Internet-related industries are uncertain and still evolving. The registrant is unable to assure investors as to the future viability or value of any of its proprietary rights or those of other companies within the industry. Payforview is also unable to assure investors that the steps taken to protect proprietary rights will be adequate. Furthermore, Payforview can have no assurance that its proposed business activities will not infringe upon the proprietary rights of others, or that other parties will not assert infringement claims against the registrant.

     Payforview will require substantial additional financing in order to expand its network offerings beyond the initial venues, and to become a meaningful competitor in the Internet broadcast industry. There is no assurance that such financing will be available. Moreover, if additional capital is raised through borrowing or other debt financing, this would incur interest expense.

     Although there are currently few laws and regulations directly applicable to the Internet it is likely that new laws and regulations will be adopted in the United States and elsewhere covering issues as music licensing, copyrights, privacy, pricing, sales taxes and characteristics and quality of internet services. The adoption of restrictive laws and regulations could slow Internet growth or its use as a commercial or advertising medium.

Year  2000  Disclosure.

     The Year 2000 issue is the potential for system and processing failures of date-related data and the result of computer-controlled systems using two digits rather than four to define the applicable year. For example, computer programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions. As of the date of this filing, this risk has been a non-issue and neither Payforview nor any of its hardware or software suppliers has experienced any system failures or disruptions caused by the Year 2000 issue. There were no costs to Payforview associated with this issue.

Potential  de-listing  of  common  stock

We may be de-listed from the OTC bulletin board. NASD Eligibility Rule 6530 issued on January 4, 1999, states that issuers who do not make current filings pursuant to Sections 13 and 15(d) of the Securities Act of 1934 are ineligible for listing on the OTC bulletin board. Issuers who are not current with such filings are subject to de-listing according to a phase-in schedule depending on each issuer's trading symbol as reported on January 4, 1999. Our trading symbol on January 4, 1999 was PAYV. Therefore, under the phase-in schedule, our common stock is subject to de-listing on March 7, 2000. One month prior to our potential de-listing date, our common stock had its trading symbol changed to PAYVE.

ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP

     Not  applicable

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     Not  applicable.

ITEM  5.  OTHER  EVENTS

     Successor  Issuer  Election.

     Upon execution of the Exchange Agreement and delivery of the Payforview shares to the shareholders of MAS XVI, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, Payforview became the successor issuer to MAS XVI for reporting purposes under the Securities Exchange Act of 1934 and elected to report under the Act effective February 22, 2000.

ITEM  6.  RESIGNATIONS  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

     Not  applicable.

ITEM  7.  FINANCIAL  STATEMENTS

1.   PayForView.com  Corp.  Consolidated  Interim  Financial
     Statements  January  1,  1999  -  September  30,  1999

2. Voyager International Entertainment Inc. Audited Consolidated Financial Statements from incorporation on April 6, 1998 to  December  31,  1998

3.   Sierra  Gold  Corporation  Audited  Financial  Statements
     December  31,  1998;  December  31,  1997;  December  31,  1996




                                  PAYFORVIEW.COM,  CORP.
                           (formerly  Sierra  Gold  Corporation)
                              (A  Development  Stage  Company)


                            CONSOLIDATED  FINANCIAL  STATEMENTS
                          (Expressed  in  United  States  Dollars)
                          (Unaudited  -  Prepared  by  Management)


                                   SEPTEMBER  30,  1999


PAYFORVIEW.COM  CORP.
(formerly  Sierra  Gold  Corporation)
(A  Development  Stage  Company)
CONSOLIDATED  BALANCE  SHEETS
(Expressed  in  United  States  Dollars)
(Unaudited  -  Prepared  by  Management)






                                                                 (Audited)
                                             September 30,       December 31,
                                             1999                1998
                                             -----------         -----------

ASSETS

Current
     Accounts receivable                     $    86,242         $       -
     Prepaid expenses and deposits               350,337               2,802
     Due from related parties                        -                 7,648
                                             -----------         -----------
                                                 436,579              10,450

Capital assets (Note 4)                           14,066               7,025
Goodwill (Note 5)                                  3,439                 -
Licenses and rights (Note 6)                     547,208                 -
                                             -----------         -----------

                                              $1,001,292         $    17,475
                                             ===========         ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current
     Accounts payable and
       accrued liabilities                   $   832,570         $    82,893
     Loan payable (Note 8)                     1,046,763              59,418
                                             -----------         -----------

                                               1,879,333             142,311
                                             -----------         -----------

Stockholders' equity
     Capital stock (Note 10)
          Authorized
            100,000,000 common shares with
            a par value of $0.0001
          Issued
            17,810,722 common shares
            (December 31, 1998 - 4,327,131)        1,781               4,327
     Additional paid in capital                2,209,547             146,365
     Stock subscriptions receivable                  (50)                -
     Deficit, accumulated during
       the development stage                  (3,089,319)           (275,528)
                                             -----------         -----------

                                                (878,041)           (124,836)
                                             -----------         -----------

                                             $ 1,001,292         $    17,475
                                             ===========         ===========



History  and  organization  of  the  Company  (Note  1)


                       The accompanying notes are an integral part of these consolidated financial statements.

PAYFORVIEW.COM  CORP.
(formerly  Sierra  Gold  Corporation)
(A  Development  Stage  Company)
CONSOLIDATED  STATEMENTS  OF  OPERATIONS
(Expressed  in  United  States  Dollars)
(Unaudited  -  Prepared  by  Management)






                                        Cumulative
                                        Amounts
                                        From                               Period From
                                        Incorporation                      Incorporation
                                        on April 6,         Nine Month     on April 6,
                                        1998 to             Period Ended   1998 to
                                        September 30,       September 30,  September 30,
                                        1999                1999           1998
                                        -----------         -----------    -----------

REVENUE                                 $   327,138         $   327,138    $       -

COST OF SALES                               679,820             679,820            -
                                        -----------         -----------    -----------

OPERATING LOSS                             (352,682)           (352,682)           -
                                        -----------         -----------    -----------

EXPENSES
     Advertising and promotion              601,218             601,218            -
     Amortization                            95,345              93,446          1,266
     Commissions (Note 7a)                  262,250             262,250            -
     Consulting fees                        452,419             441,639         10,780
     Corporate relations                     42,608                 -           42,608
     Interest                                10,762              10,762            -
     Management fees                        159,525             150,525            -
     Office and general                     107,878              79,746         22,989
     Professional fees                      117,574              85,663         18,523
     Recording expenses                      14,924                 -           14,924
     Rent                                    96,336              67,321         19,511
     Royalties                              143,000             143,000            -
     Telephone                               49,887              44,581          3,537
     Transfer agent                          10,901              10,901            -
     Travel                                 185,654             177,349          8,305
     Wages and benefits                      13,648                 -           10,583
     Web-site development                   105,208             105,208            -
     Write-off of licenses and rights        80,000                 -           30,000
     Write-off of receivable                187,500             187,500            -
                                        -----------         -----------    -----------

                                         (2,736,637)         (2,461,109)       183,026
                                        -----------         -----------    -----------

Loss for the period                     $(3,089,319)        $(2,813,791)   $  (183,026)
                                        ===========         ===========    ============

Basic and fully diluted loss per share                      $     (0.18)   $     (0.08)
                                                            ============   ============

Weighted average shares outstanding                          15,441,869      2,282,443
                                                            ===========    ===========


                      The  accompanying  notes  are  an  integral  part
                       of  these  consolidated  financial  statements.

PAYFORVIEW.COM  CORP.
(formerly  Sierra  Gold  Corporation)
(A  Development  Stage  Company)
CONSOLIDATED  STATEMENT  OF  CHANGES  IN  STOCKHOLDERS'  EQUITY
(Expressed  in  United  States  Dollars)
(Unaudited  -  Prepared  by  Management)






                                                                                Deficit
                                                                                Accumulated
                           Common Shares Issued     Additional   Stock          During the
                         -------------------------  Paid in      Subscription   Development
                         Number         Amount      Capital      Receivable     Stage          Total
                         _________     __________   ___________  _____________  _____________  _____________
Balance, April 6, 1998        -         $     -      $     -       $     -       $       -     $       -

Capital stock of Voyager
  International
  Entertainment Inc.
  issued for services    3,800,000         3,800      34,200       $     -               -         38,000

Capital stock of Voyager
  International
 Entertainment
  Inc. issued for
  acquisition of Voyager
  Film Sales Inc.          200,000           200         -               -              -            200
                         ---------      --------    --------     -----------       --------       --------
Capital stock of Voyager
  International
  Entertainment Inc.
  issued for cash          327,131           327     112,165             -              -          112,492

Loss for the period           -              -           -               -         (275,528)      (275,528)
                         ---------      --------    --------     -----------    -------------    -----------

Balance,
  December 31, 1998      4,327,131         4,327     146,365             -         (275,528)      (124,836)

Capital stock of Voyager
  International
  Entertainment Inc.    (4,327,131)          -           -               -              -              -

Capital stock of
  Payforview.com Corp.
  at January 5, 1999     3,750,000           375         625             -              -            1,000

Adjustment for
  par value                   -           (4,327)      4,327             -              -              -

Issuance of shares for
  acquisition of Voyager
  International
  Entertainment
  Inc. (Note 7a)         7,788,840           779       1,817             -              -            2,596

Issuance of shares for
  commission on acquisition
  of Voyager International
  Entertainment Inc.
  (Note 7a)              1,500,000           150     249,850             -              -          250,000

Issuance of shares for
  acquisition of Street
  Solid Records Inc.
  (Note 7b)              1,173,509           117     273,702             -              -          273,819

Issuance of shares for
  acquisition of licenses
  and rights (Note 6)    1,102,500           110     367,390             -              -          367,500

Issuance of shares
  for services             759,833            76     479,924             -              -          480,000

Issuance of shares
  for debt                  95,500            10      61,290             -              -           61,300

Issuance of shares
  for cash                 540,540            54      99,946             -              -          100,000


Issuance of shares on
  conversion of
  convertible
  debentures               600,000            60     599,540             -              -          600,000

Shares subscribed
  for cash                 500,000            50         -               (50)           -              -

Share issuance costs          -              -       (75,629)            -              -          (75,629)

Loss for the period           -              -           -               -       (2,813,791)    (2,813,791)
                         ---------      --------    --------     -----------     ------------   -----------

Balance at September 30,
  1999                  17,810,722      $ 1,781   $2,209,547     $      (50)   $ (3,089,319)    $ (878,041)
                        ===========      ======== ==========     ===========     ===========    ===========

                           The  accompanying  notes  are  an  integral  part
                             of  these  consolidated  financial  statements.

PAYFORVIEW.COM  CORP.
(formerly  Sierra  Gold  Corporation)
(A  Development  Stage  Company)
CONSOLIDATED  STATEMENTS  OF  CASH  FLOWS
(Expressed  in  United  States  Dollars)
(Unaudited  -  Prepared  by  Management)





                                        Cumulative
                                        Amounts
                                        From                               Period From
                                        Incorporation                      Incorporation
                                        on April 6,         Nine Month     on April 6,
                                        1998 to             Period Ended   1998 to
                                        September 30,       September 30,  September 30,
                                        1999                1999           1998
                                        -----------         -----------    -----------


CASH FLOWS FROM OPERATING ACTIVITIES
     Loss for the period                $(3,089,319)        $(2,813,791)   $  (183,026)

     Items to reconcile loss to cash
       from operating activities
          Amortization                       95,345              93,446          1,266
          Issuance of common stock
            for services                    518,000             480,000         38,000
          Issuance of common stock
            for commission                  250,000             250,000            -

     Changes in other operating assets
       and liabilities
          Increase in accounts receivable   (86,242)            (86,242)           -
          Increase in prepaid expenses
            and deposits                   (350,337)           (347,535)        (2,802)
          Decrease (increase) in due
            from related party                  200               7,648        (21,467)
          Increase in accounts payable
            and accrued liabilities         893,420             810,527         55,043
                                        -----------         -----------    -----------

     Net cash used in operating
       activities                        (1,768,933)         (1,605,947)      (112,986)
                                        -----------         -----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES
     Acquisition of capital assets          (14,693)             (5,769)        (8,924)
                                        -----------         -----------    -----------

     Net cash used in investing
       activities                           (14,693)             (5,769)        (8,924)
                                        -----------         -----------    -----------

CASH FLOWS FROM FINANCING ACTIVITIES
     Capital stock issued for cash          212,492             100,000        112,492
     Share issuance costs                   (75,629)            (75,629)           -
     Proceeds from loan payable           1,046,763             987,345          9,418
     Proceeds from convertible
       debenture                            600,000             600,000            -
                                        -----------         -----------    -----------

     Net cash provided by financing
       activities                         1,783,626           1,611,716        121,910
                                        -----------         -----------    -----------

Cash, end of period                     $       -           $       -      $       -
                                        -----------         -----------    -----------

Cash paid during the period
  for interest                          $    11,149         $    10,762    $       387
                                        -----------         -----------    -----------

Cash paid during the period
  for income taxes                      $       -           $       -      $       -
                                        -----------         -----------    -----------

Supplemental  disclosure  for  non-cash  operating,  financing and  investing  activities  (Note  12)


                             The accompanying notes are an integral part of these consolidated financial statements.

PAYFORVIEW.COM  CORP.
(formerly  Sierra  Gold  Corporation)
(A  Development  Stage  Company)
NOTES  TO  THE  CONSOLIDATED  FINANCIAL  STATEMENTS
(Expressed  in  United  States  Dollars)
(Unaudited  -  Prepared  by  Management)
SEPTEMBER  30,  1999


1.   ORGANIZATION  OF  THE  COMPANY

     Payforview.com  Corp  ("the  Company")  was  incorporated  on
     August 26, 1988. On January 4, 1999, the Company changed its name from Sierra Gold Corporation to Payforview.com Corp.
     On  January  5,  1999,  the  Company  issued  2,596,280  (7,788,840 post split) common shares at par value for all the issued and outstanding shares of Voyager International
     Entertainment Inc. ("Voyager"). In January 1999, the Company issued 391,170 (1,173,509 post split) common shares at par value for all the issued and outstanding shares of Street
     Solid Records Inc. On January 15, 1999 the Company implemented a two for one forward stock split. On April 9, 1999 the Company implemented a three for two forward stock split.

     These financial statements contain the financial statements of Voyager, its wholly-owned subsidiary Voyager Film Sales Inc., Street Solid Records Inc. and Payforview.com Corp presented on a consolidated basis. On January 5, 1999, the Company acquired all the issued and outstanding share capital of Voyager by issuing 2,596,280 (7,788,840 post split) common shares (Note 7a). As a result of the share exchange, control of the combined companies passed to the former shareholders of Voyager. This type of share exchange has been accounted for as a capital transaction accompanied by a recapitalization of Voyager. Recapitalization accounting results in consolidated financial statements being issued under the name of Payforview.com Corp, but are considered a continuation of Voyager. As a result, the financial statements presented represent the consolidated financial position of the above companies as at September
     30, 1999 and the results of operations of Voyager for the nine month period ended September 30, 1999 and the period from April 6, 1998 (incorporation) to September 30, 1999 and the results of operations of Payforview from the deemed date of acquisition during the period. The number of shares outstanding at September 30, 1999 as presented are those of Payforview.com, Corp.

     The  company  is  considered  a  development  stage  company.
     Presently, the Company is developing an internet based website to distribute movies, music, live event and sports events direct to consumers on a pay-for-view and retail basis.

     In the opinion of management, the accompanying consolidated financial statements contain all adjustments necessary (consisting only of normal recurring accruals) to present fairly the financial information contained therein. These consolidated statements do not include all disclosures required by generally accepted accounting principles and should be read in conjunction with the audited consolidated financial statements of the Company for the year ended
     December 31, 1998. The results of operations for the period ended September 30, 1999 are not necessarily indicative of the results to be expected for the year ending December 31, 1999.


2.   SIGNIFICANT  ACCOUNTING  POLICIES

     Principles  of  consolidation

     These consolidated financial statements include the accounts of Payforview.com Corp. (formerly Sierra Gold Corporation) and its wholly-owned subsidiaries, Voyager International Entertainment Inc., Voyager Film Sales Inc. and Street Solid Records Inc. All significant inter-company balances and transactions have been eliminated in consolidation.

     Stock-based  compensation

     Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation", encourages, but does not require, companies to record compensation cost for stock-based employee compensation plans at fair value. The Company has chosen to account for stock-based compensation using Accounting Principles Board Opinion No. 25,

     "Accounting for Stock Issued to Employees". Accordingly, compensation cost for stock options is measured as the excess, if any, of the quoted market price of the Company's stock at the date of the grant over the amount an employee is required to pay for the stock.

     Income  taxes

     Income taxes are provided in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes". A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss carryforwards.
     Deferred tax expenses (benefit) results from the net change during the period of deferred tax assets and liabilities.

     Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

     Use  of  estimates

     The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amount of revenues and expenses during the period. Actual results could differ from these estimates.

     Accounting  for  derivative  instruments  and  hedging  activities

     In  June  1998,  the  Financial  Accounting  Standards  Board
     issued Statement of Financial Accounting Standards No. 133 "Accounting for Derivative Instruments and Hedging
     Activities" ("SFAS 133") which establishes accounting and reporting standards for derivative instruments and for hedging activities. SFAS 133 is effective for all fiscal quarters of fiscal years beginning after June 15, 1999. In June 1999, FASB issued SFAS 137 to defer the effective date of SFAS No. 133 to fiscal quarters of fiscal years beginning after June 15, 2000. The Company does not anticipate that the adoption of the statement will have a significant impact on its financial statements.

     Reporting  on  costs  of  start-up  activities

     In April 1998, the American Institute of Certified Public Accountant's issued Statement of Position 98-5 "Reporting on the Costs of Start-Up Activities" ("SOP 98-5") which provides guidance on the financial reporting of start-up costs and organization costs. It requires costs of start-up activities and organization costs to be expensed as incurred. SOP 98-5 is effective for fiscal years beginning after December 15, 1998 with initial adoption reported as the cumulative effect of a change in accounting principle. The Company has adopted this statement during the period.

     Foreign  currency  translation

     Transaction amounts denominated in foreign currencies are translated into United States currency at exchange rates prevailing at transactions dates. Carrying values of monetary assets and liabilities are adjusted at each balance sheet date to reflect the exchange rate at that date. Gains and losses from restatement of foreign currency monetary assets and liabilities are included in income, except for those gains and losses related to long-term monetary assets or liabilities which are deferred and amortized over the life of the respective asset or liability.

     Revenue  recognition

     Revenues from products and services are recognized at the time the goods are shipped or services provided to the customer, with an appropriate provision for returns and allowance.

     Capital  assets

     Capital assets are stated at cost unless the future undiscounted cash flows expected to result from either the use of an asset or its eventual disposition is less than its carrying amount in which case an impairment loss is recognized based on the fair value of the assets.

     Amortization of capital assets is based on the estimated useful lives of the assets and is computed using the straight-line method as follows:

          Computer  equipment                   3  years

          Furniture  and  office  equipment     5  years

     Goodwill

     Goodwill represents the excess of acquisition costs over the fair market value of the net assets of acquired business and is being amortized on a straight-line basis over their useful lives being five years. In accordance with APB 17, "Intangible Assets", the Company continues to evaluate the amortization period to determine whether events and circumstances warrant revised amortization periods.
     Additionally, the Company considers whether the carrying value of such assets should be reduced based on the future benefits of its intangible assets.

     Licenses  and  rights

     Licenses and rights costs are deferred and amortized on a straight-line basis over the lesser of their estimated useful lives, generally three to five years, or their contractual term. In accordance with APB 17, "Intangible Assets", the Company continues to evaluate the amortization period to determine whether events and circumstances warrant revised amortization periods. Additionally, the Company considers whether the carrying value of such assets should be reduced based on the future benefits of its intangible assets.

     Loss  per  share

     Loss per share is computed based on the weighted average number of common shares and common stock equivalents outstanding during the period, unless the common stock equivalents are anti-dilutive.

     Comprehensive  income

     The Company has adopted Statement of Financial Accounting Standards No. 130 ("SFAS 130"), "Reporting Comprehensive Income". This statement establishes rules for the reporting of comprehensive income and its components. The adoption of SFAS 130 had no impact on total stockholders' equity as of September 30, 1999.

     Comparative  figures

     Certain comparative figures have been reclassified to conform with the current period's presentation.


3.   FINANCIAL  INSTRUMENTS

     The Company's financial instruments consist of accounts receivable, accounts payable and loan payable. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments. The fair value of these financial instruments approximate their carrying values, unless otherwise noted.


4.   CAPITAL  ASSETS






                                                   Net Book Value
                                                  ------------------
                                   Accumulated              (Audited)
                         Cost      Amortization   9/30/99   12/31/98
                          ------   -------        -------   -------

Computer equipment       $   856   $   426        $   430   $   571
Furniture and office      17,656     4,020         13,636     6,454
  equipment               ------   -------        -------   -------
                         $18,512   $ 4,446        $14,066  $  7,025
                         =======   =======        =======   =======


5.   GOODWILL





                                          Net Book Value
                                        ------------------
                         Accumulated              (Audited)
               Cost      Amortization   9/30/99   12/31/98
                ------   -------        -------   -------

Goodwill       $4,046   $    607        $3,439   $     -
               =======   =======        =======   =======

6.   LICENSES  AND  RIGHTS

     a)   License  and  distribution  rights  to  the  master
          recordings  of  various  recording  artist  which  were
          purchased on the acquisition of Street Solid Records Inc. (Note 7b). The deemed value of the license and distribution rights acquired was $270,000.00

     b) On February 19, 1999 Payforview entered into an agreement with Reel Media International to acquire the license and internet broadcast rights to a 750 film library. As consideration for the license rights, Payforview.com Corp. issued 35,000 (52,500 post split) common shares at a deemed value of $17,500 and will pay a license fee of 3% of revenues generated from the license rights. The term of the agreement is for four years.

     c) On March 23, 1999 Payforview.com Corp. issued 675,000 (1,012,500 post split) common shares to Bacchus
          Entertainment Ltd. at a deemed value of $337,500 as consideration for the purchase of various rights and interests in feature films and motion picture productions.

     d) In April 1999 Payforview.com Corp. entered into an agreement with Sportsworld Network (Australia) Pty Limited to acquire the non-exclusive, worldwide license rights to broadcast various sports related filmclips and highlights. As consideration for the license rights, Payforview.com Corp. issued 25,000 (37,500 post split) common shares at a deemed value of $12,500 and will pay a license fee of 8% of gross revenues generated from the license. The license agreement expires July 1, 2000.




                                                        Net Book Value
                                                      ------------------
                                      Accumulated              (Audited)
                            Cost      Amortization    9/30/99   12/31/98
                           ------        -------      -------   -------

Street Solid Records
  Inc. - licenses and
  distribution rights       $270,000   $40,500       $229,500   $     -

Reel Media International -
  750 film library license
  and Internet broadcast
  rights                      17,500     2,917         14,583         -

Bacchus Entertainment Ltd. -
  rights and interests       337,500    39,375        298,125         -

Sportsworld Network -
  license and broadcast
  rights                      12,500     7,500          5,000         -
                            ---------    ------      ---------    -------
                             637,500   $90,292       $547,208   $     -
                            =========  ========       =======   =======


7.   BUSINESS  COMBINATIONS

     a) On January 5, 1999, Payforview.com Corp. ("Payforview") acquired all of the issued and outstanding share capital of Voyager International Entertainment Inc. ("Voyager"). As consideration, Payforview issued
          2,596,280  (7,788,840  post  split)  common  shares.
          Legally, Payforview is the parent of Voyager. However, as a result of the share exchange described above, control of the combined companies passed to the former shareholders of Voyager. This type of share exchange, has been accounted for as a capital transaction accompanied by a recapitalization of Voyager rather than a business combination. Accordingly, the net assets of Voyager are included in the balance sheet at book values, with the net assets of Payforview recorded at fair market value at the date of acquisition. The revenues and expenses and assets and liabilities reflected in the financial statements prior to the date of acquisition are those of Voyager. Revenue and expenses or assets and liabilities are subsequent to the date of acquisition include the accounts of Payforview.

          The cost of an acquisition should be based on the fair value of the consideration given, except where the fair value of the consideration given is not clearly evident. In such a case, the fair value of the net assets acquired is used.

          At January 5, 1999, Payforview was a newly listed company on the OTC Bulletin Board with a thin market for its shares, making it impossible to estimate the actual market value of the 2,596,280 (7,788,840 post split) common shares. Therefore, the cost of the acquisition, $2,596, has been determined by the fair value of Payforview's net assets.

          The total purchase price of $2,596 was allocated as follows:


               Goodwill                      $    4,046
               Accounts  payable  and
                 accrued  liabilities            (1,450)
                                             ----------

                                             $    2,596
                                             ==========

          As  part  of  this  transaction,  Payforview  issued  500,000
          (1,500,000 post split) common shares at a deemed value of $250,000 as a commission on the acquisition.

     b)   In  January  1999,  Payforview  acquired  all  the  issued  and outstanding share capital of Street Solid Records Inc. ("Street Solid"), a Nevada corporation. As consideration,  Payforview  issued  391,170  (1,173,509
          post split) common shares. The acquisition was accounted for using the purchase method. The operations and financial position of Street Solid were accounted for in the consolidated financial statements of the Company subsequent to the date of acquisition.

          The cost of an acquisition should be based on the fair value of the consideration given, except where the fair value of the consideration given is not clearly evident. In such a case, the fair value of the net assets acquired is used.

          In January 1999, Payforview was a newly listed company on the OTC Bulletin Board with a thin market for its shares, making it impossible to estimate the actual market value of the 391,170 (1,173,509 post split) common shares. Therefore, the cost of the acquisition, $273,819, has been determined by the fair value of Street Solid's net assets.

          The total purchase price of $273,819 was allocated as follows:

               Licenses  and  rights                $    270,000
               Capital  assets                             3,819
                                                    ------------

                                                    $    273,819
                                                    ============


8.   LOAN  PAYABLE

     The loan payable is unsecured, non-interest bearing with no fixed terms of repayment.


9.   CONVERTIBLE  DEBENTURE

     On June 25, 1999, Payforview.com Corp. ("Payforview") entered into a Debenture Agreement and Securities
     Subscription  Agreement  with  BSD  Holdings  L.L.C.  ("BSD").

     Under the Debenture Agreement, Payforview can issue up to $1,000,000 of 2% series A senior subordinated convertible redeemable debentures. The principal sum outstanding plus accrued interest calculated at a rate of 2% per annum are due at maturity on June 25, 2001.

     Each $10,000 debenture is convertible into common shares of Payforview at the option of the holder at a conversion price equal to 75% of the closing bid price of Payforview's common stock on the OTC Bulletin Board for the day immediately preceding the date of the notice of conversion.

     Payforview has the option to redeem the debentures at 125% of the principal amount to the extent conversion has not occurred.

     Under the agreement, Payforview has issued $600,000 of debentures to BSD. Immediately upon issuance, BSD converted the debentures into 600,000 common shares of Payforview at a deemed value of $600,000.

     In addition, Payforview issued 500,000 common shares at a deemed value of $50 to BSD as collateral towards future debenture financings and conversions.


10.  CAPITAL  STOCK

     Additional  paid  in  capital

     The excess of proceeds received for common shares over their par value of $0.0001, less share issue costs, is credited to additional paid in capital.

     Stock  split

     On January 15, 1999, the Company implemented a 2:1 stock split. On April 9, 1999, the Company implemented a 3:2 stock split. The consolidated statements of changes in stockholders' equity has been restated to give retroactive recognition of the stock split for all periods presented by reclassifying from additional paid-in capital to common shares the par value of additional shares arising from the split. In addition, all references to number of shares and per share amounts of common stock have been restated to reflect the stock split.

     Common  stock

     As  part  of  the  acquisition  of  Voyager  International
     Entertainment  Inc.,  the  Company  issued  2,596,280  (7,788,840 post  split)  common  shares  at  a  deemed  value  of  $2,596  (Note
     7a).  In  addition,  the  Company  issued  500,000  (1,500,000 post split) common shares at a deemed value of $250,000 as a commission on the acquisition.

     As part of the acquisition of Street Solid Records Inc., the Company issued 391,170 (1,173,509 post split) common shares at a deemed value of $273,819 (Note 7b).

     The Company issued 735,000 (1,102,500 post split) common shares at a deemed value of $367,500 towards the acquisition of licenses and rights (Note 6).

     The Company issued 759,833 (759,833 post split) common shares at a deemed value of $480,000 for services rendered.

     The Company issued 95,500 (95,500 post split) common shares at a deemed value of $61,300 towards the settlement of various debts.

     The Company issued 540,540, (540,540 post split) common shares for cash proceeds of $100,000.

     The Company issued 600,000 (600,000 post split) common shares at a deemed value of $600,000 upon the conversion of $600,000 of convertible debenture (Note 9).

     The Company issued 500,000 (500,000 post split) common shares for proceeds of $50 as collateral towards future debenture financings and conversions (Note 9). As of September 30, 1999, the $50 is still receivable.

     Warrants

     On April 15, 1999, the Company issued a warrant entitling the holder to purchase 300,000 common shares at a minimum exercise price of $4.50 per common share. The warrant will expire on April 15, 2004.


11.  RELATED  PARTY  TRANSACTIONS

     During the period from April 6, 1998 to September 30, 1998, the Company issued 3,800,000 shares of common stock at a deemed value of $38,000 to directors for services rendered.
     In addition, the Company issued 200,000 shares of common stock at a deemed value of $200 to companies controlled by directors for the acquisition of Voyager Film Sales Inc.


12. SUPPLEMENTAL DISCLOSURE FOR NON-CASH OPERATING, FINANCING AND INVESTING ACTIVITIES

     The significant non-cash transactions for the nine month period ended September 30, 1999 were as follows:

     a) As part of the acquisition of Voyager International Entertainment Inc., the Company issued 2,596,280 (7,788,840 post split) common shares at a deemed value of $2,596 (Note 7a). In addition, the Company issued 500,000 (1,500,000 post split) common shares at a deemed value of $250,000 as a commission on the acquisition.

     b) As part of the acquisition of Street Solid Records Inc., the Company issued 391,170 (1,173,509 post split) common shares at a deemed value of $273,819 (Note 7b).

     c) The Company issued 735,000 (1,102,500 post split) common shares at a deemed value of $367,500 towards the acquisition of licenses and rights (Note 6).

     d) The Company issued 759,833 (759,833 post split) common shares at a deemed value of $480,000 for services rendered.

     e) The Company issued 95,500 (95,500 post split) common shares at a deemed value of $61,300 towards the settlement of various debts.

     f) The Company issued 500,000 (500,000 post split) common shares for proceeds of $50 under a convertible debenture (Note 9). As of September 30, 1999, the $50 is still receivable.

     g) The Company issued 600,000 (600,000 post split) common shares at a deemed value of $600,000 upon the conversion at $600,000 of convertible debenture (Note
          9).

     The significant non-cash transactions for the period from April 6, 1998 to September 30, 1998 were as follows:

     a) The Company issued 3,800,000 shares of common stock at a deemed value of $38,000 for services rendered.

     b) The Company issued 200,000 shares of common stock at a deemed value of $200 to acquire all of the issued and outstanding common stock of Voyager Film Sales Inc.

13.  INCOME  TAXES

     The  Company's  total  deferred  tax  asset  at  September  30,  1999 is  as  follows:

          Tax  benefits  of  net  operating
            loss  carryforward                $    1,173,941
          Valuation  allowance                    (1,173,941)
                                               --------------

                                              $          -
                                               ==============


     The Company has a net operating loss carryforward of approximately $3,089,319 (December 31, 1998 - $275,520).
     The valuation allowance increased to $1,173,941 from $104,701 during the period ended September 30, 1999 since the realization of the operating loss carryforwards are doubtful. It is reasonably possible that the Company's estimate of the valuation allowance will change.

     The  operating  loss  carry  forwards  expire  as  follows:

          2005                $    275,528
          2006                   2,813,791
                              ------------

                              $  3,089,319
                              ============




            VOYAGER  INTERNATIONAL  ENTERTAINMENT  INC.
                 (A  Development  Stage  Company)


               CONSOLIDATED  FINANCIAL  STATEMENTS
              (Expressed  in  United  States  Dollars)


                       DECEMBER  31,  1998





                   INDEPENDENT  AUDITORS'  REPORT



To the Stockholders and Directors of Voyager International Entertainment Inc.
(A  Development  Stage  Company)


We  have  audited  the  accompanying  consolidated  balance  sheet  of
Voyager  International  Entertainment  Inc.  as  at  December  31,  1998
and the related consolidated statements of operations, changes in stockholders' equity and cash flows for the period from incorporation on April 6, 1998 to December 31, 1998. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Voyager International Entertainment Inc. as at December 31, 1998 and the results of its operations, changes in stockholders' equity and its cash flows for the period from incorporation on April 6, 1998 to December 31, 1998 in conformity with generally accepted accounting principles in the United
States  of  America.

The accompanying consolidated financial statements have been prepared assuming that Voyager International Entertainment Inc.
will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, unless the Company attains future profitable operations and/or obtains additional financing, there is substantial doubt about the Company's ability to continue as a going concern. Management's plans in regards to these matters are discussed in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.




Vancouver,  Canada                           Chartered  Accountants

July  21,  1999

VOYAGER  INTERNATIONAL  ENTERTAINMENT  INC.
(A  Development  Stage  Company)
CONSOLIDATED  BALANCE  SHEET
(Expressed  in  United  States  Dollars)
AS  AT  DECEMBER  31,  1998





ASSETS

Current
     Prepaid expenses and deposits                     $   2,802
     Due from related parties (Note 5)                     7,648
                                                       ----------
                                                          10,450

Capital assets (Note 6)                                     7,025
                                                       ----------

                                                       $   17,475
                                                       ==========



LIABILITIES AND STOCKHOLDERS' EQUITY

Current
     Accounts payable and accrued liabilities          $   82,893
     Loan payable (Note 9)                                 59,418
                                                       ----------

                                                          142,311
                                                       ----------

Stockholders' equity
     Capital stock (Note 10)
       Authorized
          50,000,000 common shares with
            a par value of $0.001
          1,000,000 preferred shares with
            a par value of $0.01
       Issued
          December 31, 1998 - 4,327,131 common shares       4,327
     Additional paid in capital                           146,365
     Deficit, accumulated during the development stage   (275,528)
                                                       ----------

                                                         (124,836)
                                                       ----------

                                                       $   17,475
                                                       ==========

istory  and  organization  of  the  Company  (Note  1)

On  behalf  of  the  Board:


______________________Director    ______________________Director



The accompanying notes are an integral part of these consolidated financial statements.

VOYAGER  INTERNATIONAL  ENTERTAINMENT  INC.
(A  Development  Stage  Company)
CONSOLIDATED  STATEMENT  OF  OPERATIONS
(Expressed  in  United  States  Dollars)
PERIOD  FROM  INCORPORATION  ON  APRIL  6,  1998  TO  DECEMBER  31,  1998





EXPENSES
     Amortization                                      $     1,899
     Automobile                                              2,036
     Consulting  fees                                       10,780
     Corporate  relations                                   42,608
     Investor  relations                                     2,000
     Legal  and  accounting                                 31,911
     Management  fees                                        9,000
     Office  and  general                                   24,096
     Recording  expenses                                    14,924
     Rent                                                   29,015
     Telephone  and  utilities                               5,306
     Travel                                                  8,305
     Wages  and  benefits                                   13,648
     Write-off  of  licenses  and  rights  (Note  7)        80,000
                                                          ----------

Loss  for  the  period                                  $  275,528
                                                         ==========

Basic  and  fully  diluted  loss  per  share            $    (0.07)
                                                       ===========

Weighted  average  shares  outstanding                   3,780,207
                                                       ============



The accompanying notes are an integral part of these consolidated financial statements.

VOYAGER  INTERNATIONAL  ENTERTAINMENT  INC.
(A  Development  Stage  Company)
CONSOLIDATED  STATEMENT  OF  CHANGES  IN  STOCKHOLDERS'  EQUITY
(Expressed  in  United  States  Dollars)






                                                                         Deficit
                                                                         Accumulated
                                Common Shares Issued     Additional      During the
                              -------------------------  Paid in         Development
                                Number         Amount    Capital         Stage          Total
                              __________     __________  ___________     ____________  ________

Balance, April 6, 1998             -         $    -      $    -          $    -         $   -

Shares issued for services    3,800,000          3,800      34,200            -            38,000

Shares issued for acquisition
 of  Voyager Film Sales Inc.
  (Note 8)                      200,000            200        -               -               200

Shares issued for cash
     at $0.01 per share          26,000             26         234            -               260
     at $0.25 per share         200,000            200      49,800            -            50,000
     at $0.30 per share          16,667             17       4,983            -             5,000
     at $0.50 per share          34,464             34      17,198            -            17,232
     at $0.80 per share          50,000             50      39,950            -            40,000

Loss for the period                -              -           -           (275,528)      (275,528)
                              ---------      ---------   ---------       ---------      ---------

Balance, December 31, 1998    4,327,131        $ 4,327   $ 146,365       $(275,528)     $(124,836)
                              =========      =========   =========       =========      =========

The accompanying notes are an integral part of these consolidated financial statements.

VOYAGER  INTERNATIONAL  ENTERTAINMENT  INC.
(A  Development  Stage  Company)
CONSOLIDATED  STATEMENT  OF  CASH  FLOWS
(Expressed  in  United  States  Dollars)
PERIOD  FROM  INCORPORATION  ON  APRIL  6,  1998  TO  DECEMBER  31,  1998






CASH FLOWS FROM OPERATING ACTIVITIES
     Loss for the period                               $(275,528)

     Items to reconcile loss to cash
     from operating activities
          Amortization                                      1,899
          Issuance of common stock for services            38,000

     Changes in other operating assets and liabilities
          Increase in prepaid expenses and deposits        (2,802)
          Increase in due from related party               (7,448)
          Increase in accounts payable
            and accrued liabilities                        82,893
                                                        ----------

     Net cash used in operating activities               (162,986)
                                                        ----------


CASH FLOWS FROM INVESTING ACTIVITIES
     Acquisition of capital assets                         (8,924)
                                                        ----------

     Net cash used in investing activities                 (8,724)
                                                        ----------


CASH FLOWS FROM FINANCING ACTIVITIES
     Capital stock issued for cash                        112,492
     Proceeds from loan payable                            59,418
                                                       ----------

     Net cash provided by financing activities            171,910
                                                       ----------


Cash, end of period                                    $    -
                                                       ==========

Cash paid during the period for interest               $      387
                                                       ==========
Cash paid during the period for income taxes           $    -
                                                       ==========


Supplemental disclosure for non-cash operating, financing and investing activities (Note 12)



The accompanying notes are an integral part of these consolidated financial statements.




VOYAGER  INTERNATIONAL  ENTERTAINMENT  INC.
(A  Development  Stage  Company)
NOTES  TO  THE  CONSOLIDATED  FINANCIAL  STATEMENTS
(Expressed  in  United  States  Dollars)
DECEMBER  31,  1998


1.   HISTORY  AND  ORGANIZATION  OF  THE  COMPANY

The Company was incorporated on April 6, 1998 under the laws of the state of Nevada. The Company currently has no operations and, in accordance with SFAS #7, is considered a development stage company. Presently, the Company is developing an internet based website to distribute movies, music, live events and sports events direct to consumers on a pay-for-view and retail basis.


2.   GOING  CONCERN

The Company's consolidated financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the company has no current source of revenue. Without realization of additional capital, it would be unlikely for the Company to continue as a going concern. It is management's plan to seek additional capital through equity financing.

                                                           1998

Deficit  accumulated  during  the  development  stage       $  (275,528)
Working  capital  deficiency                                   (131,861)
                                                              ==========

3.   SIGNIFICANT  ACCOUNTING  POLICIES

Principles  of  consolidation

These consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Voyager Film Sales Inc. (Note 8). All significant inter-company balances and transactions have been eliminated on consolidation.

Stock-based  compensation

Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation", encourages, but does not require, companies to record compensation cost for stock-based employee compensation plans at fair value. The Company has chosen to account for stock-based compensation using Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees".
Accordingly, compensation cost for stock options is measured as the excess, if any, of the quoted market price of the Company's stock at the date of the grant over the amount an employee is required to pay for the stock.

Income  taxes

Income taxes are provided in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income
Taxes". A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss carryforwards. Deferred tax expenses (benefit) results from the net change during the period of deferred tax assets and liabilities.

Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.
Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Use  of  estimates

The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amount of revenues and expenses during the period. Actual results could differ from these estimates.

Accounting  for  derivative  instruments  and  hedging  activities

In June 1998, the Financial Accounting Standards Board issued Statements of Financial Accounting Standards No. 133 "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133") which establishes accounting and reporting standards for derivative instruments and for hedging activities. SFAS 133 is effective for all fiscal quarters of fiscal years beginning after June 15, 1999. In June 1999, FASB issued SFAS 137 to defer the effective date of SFAS No. 133 to fiscal quarters of fiscal years beginning after June 15, 2000. The Company does not anticipate that the adoption of the statement will have a significant impact on its financial statements.

Reporting  on  costs  of  start-up  activities

In April 1998, the American Institute of Certified Public Accountant's issued Statement of Position 98-5 "Reporting on the Costs of Start-Up Activities" ("SOP 98-5") which provides guidance on the financial reporting of start-up costs and organization costs. It requires costs of start-up activities and organization costs to be expensed as incurred. SOP 98-5 is effective for fiscal years beginning after December 15, 1998 with initial adoption reported as the cumulative effect of a change in accounting principle. The Company's adoption of this statement during the period had no effect on its financial statements.

Foreign  currency  translation

Transaction amounts denominated in foreign currencies are translated into United States currency at exchange rates prevailing at transactions dates. Carrying values of monetary assets and liabilities are adjusted at each balance sheet date to reflect the exchange rate at that date. Gains and losses from restatement of foreign currency monetary assets and liabilities are included in income, except for those gains and losses related to long-term monetary assets or liabilities which are deferred and amortized over the life of the respective asset or liability.

Revenue  recognition

Revenues from products and services are recognized at the time the goods are shipped or services provided to the customer, with an appropriate provision for returns and allowance.

Capital  assets

Capital assets are stated at cost unless the future undiscounted cash flows expected to result from either the use of an asset or its eventual disposition is less than its carrying amount in which case an impairment loss is recognized based on the fair value of the assets.

Amortization of capital assets is based on the estimated useful lives of the assets and is computed using the straight-line method as follows:

Computer  equipment                        3  years
Furniture  and  office  equipment          5  years

Licenses  and  rights

Licenses and rights costs are deferred and amortized on a straight-line basis over the lesser of their estimated useful lives, generally three to five years, or their contractual term. In accordance with APB 17, "Intangible Assets", the Company continues to evaluate the amortization period to determine whether events and circumstances warrant revised amortization periods. Additionally, the Company considers whether the carrying value of such assets should be reduced based on the future benefits of its intangible assets.

Loss  per  share

Loss per share is computed based on the weighted average number of common shares and common stock equivalents outstanding during the period, unless the common stock equivalents are anti-dilutive.

Comprehensive  income

The  Company  has  adopted  Statement  of  Financial  Accounting
Standards No. 130 ("SFAS 130"), "Reporting Comprehensive Income". This statement establishes rules for the reporting of comprehensive income and its components. The adoption of SFAS 130 had no impact on total stockholders' equity as of December 31, 1998.


4.   FINANCIAL  INSTRUMENTS

The Company's financial instruments consist of due from related parties, accounts payable and loan payable. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments. The fair value of these financial instruments approximate their carrying values, unless otherwise noted.


5.   DUE  FROM  RELATED  PARTIES

Amounts due from directors of the Company are non-interest bearing, unsecured and have no fixed terms of repayment.


6.   CAPITAL  ASSETS

                                        Accumulated    Net  Book
                              Cost      Amortization   Value

Computer  equipment            $   856   $   285        $   571
Furniture  and  office           8,068     1,614          6,454
  equipment                     ------   -------        -------
                              $  8,924   $ 1,899        $ 7,025
                                =======   =======       =======


7.   LICENSES  AND  RIGHTS

a) The Company entered into an agreement on June 19, 1998 to purchase certain rights, a record label and other assets. The purchase price was:

          i)   $50,000  due  on  June  19,  1998  ($30,000  paid);
          ii)  $125,000  due  on  or  before  July  15,  1998,  and;
          iii)  $125,000  due  on  or  before  August  15,  1998.

     After a partial payment of $30,000, the Company determined the assets to be non-existent. The $30,000 was deemed unrecoverable by the Company and was written-off to operations.

b) Under the terms of an agreement dated November 30, 1998, the Company paid a non-refundable $50,000 fee towards the purchase of the distribution rights to a 1,452 title film library. The Company then determined the film library had no economic value and the non-refundable fee was written-off to operations.


8.   BUSINESS  COMBINATIONS

Voyager  Film  Sales  Inc.

On May 8, 1998, the Company acquired all the issued and outstanding share capital of Voyager Film Sales Inc., a Nevada corporation ("VFS"). As consideration, the Company issued
200,000 common shares at a deemed value of $200, equal to the par value of the shares issued. As the acquisition of VFS was deemed to be from promoters and shareholders of the Company, the purchase has been recorded at the historical cost of the net assets of VFS, which approximate the par value of the shares issued.

9.   LOAN  PAYABLE

The loan payable is unsecured and non-interest bearing with no fixed terms of repayment.


10.  CAPITAL  STOCK

Additional  paid  in  capital

The excess of proceeds received for common shares over their par value of $0.001, less share issue costs, is credited to additional paid in capital.

Common  stock

The Company issued 3,800,000 common shares at a deemed value of $38,000 for services rendered.

The Company issued 200,000 common shares at a deemed value of $200 for the acquisition of Voyager Film Sales Inc. (Note 8).

The Company issued 327,131 common shares for cash proceeds of $112,492.


11.  RELATED  PARTY  TRANSACTIONS

During the period from April 6, 1998 to December 31, 1998, the Company entered into the following transactions with related parties:

a)   The  Company  accrued  management  fees  of  $9,000  to  directors.

b) The Company issued 3,800,000 shares of common stock at a deemed value of $38,000 to companies controlled by directors for services rendered.

c) The Company issued 200,000 shares of common stock at a deemed value of $200 to companies controlled by directors for the acquisition of Voyager Film Sales Inc. (Note 8).

Included  in  accounts  payable  as  at  December  31,  1998  is  $11,000 due  to  directors.


12. SUPPLEMENTAL DISCLOSURE FOR NON-CASH OPERATING, FINANCING AND INVESTING ACTIVITIES

The significant non-cash transactions for the period from April 6, 1998 to December 31, 1998 were as follows:

a) The Company issued 3,800,000 shares of common stock at a deemed value of $38,000 for services rendered.

b) The Company issued 200,000 shares of common stock at a deemed value of $200 to acquire all the issued and outstanding common stock of Voyager Film Sales Inc. (Note
     8).


13.  INCOME  TAXES

The Company's total deferred tax asset at December 31, 1998 is as follows:

Tax  benefits  of  net  operating  loss  carryforward   $  104,701
Valuation  allowance                                      (104,701)
                                                          ---------

                                                        $    -
                                                          =========

The Company has a net operating loss carryforward of approximately $275,528. The valuation allowance increased to $104,701 for the period ended December 31, 1998 since the realization of the operating loss carryforwards are doubtful. It is reasonably possible that the Company's estimate of the valuation allowance will change. The operating loss carryforwards will expire in the 2005 fiscal year.


14.  UNCERTAINTY  DUE  TO  THE  YEAR  2000  ISSUE

The  Year  2000  Issue  arises  because  many  computerized  systems  use two digits rather than four to identify a year. Date-sensitive systems may incorrectly recognize the year 2000 as some other date, resulting in errors. The effects of the Year 2000 Issue may  be  experienced  before,  on,  or  after  January  1,  2000  and,  if not addressed, the impact on operations and financial reporting may range from minor errors to significant systems failure which could affect an entity's ability to conduct normal business
operations.   It  is  not  possible  to  be  certain  that  all  aspects of the Year 2000 Issue affecting the Company, including those related to the efforts of customers, suppliers, or other third parties, will be fully resolved.



                      PAYFORVIEW.COM  CORP.
               (Formerly  Sierra  Gold  Corporation)
                 (A  Development  Stage  Company)

                      FINANCIAL  STATEMENTS

                       December  31,  1998
                       December  31,  1997
                       December  31,  1996

                        TABLE  OF  CONTENTS

                                                           PAGE  #

INDEPENDENT  AUDITORS  REPORT                                     1

ASSETS                                                            2

LIABILITIES  AND  STOCKHOLDERS'  EQUITY                           3

STATEMENT  OF  OPERATIONS                                         4

STATEMENT  OF  STOCKHOLDERS'  EQUITY                              5

STATEMENT  OF  CASH  FLOWS                                        6

NOTES  TO-FINANCIAL  STATEMENTS                                7-11




                    BARRY  L.  FRIEDMAN,  P.C.
                  Certified  Public  Accountant

1582  TULITA  DRIVE                            OFFICE  (702)361-8414
LAS  VEGAS,  NEVADA  89123                    FAX  NO.  (702)  896-0278


                   INDEPENDENT  AUDITORS  REPORT

Board  of  Directors                                  June  24,  1999
PAYFORVIEW.COM  CORP.
Reno,  Nevada


     I  have  audited  the  accompanying  Balance  Sheets
PAYFORVIEW.COM  CORP.,  (formerly  Sierra  Gold  Corporation),  (A
Development Stage Company), as of December 31, 1998, December 31, 1997, and December 31, 1996, and the related statements of operations, stockholders, equity and cash flows for the three years ended December 31, 1998, December 31, 1997, and December 31, 1996. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

     I conducted my audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

     In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PAYFORVIEW.COM CORP. (formerly Sierra Gold Corporation), (A Development Stage Company), as of December 31, 1998, December 31, 1997, and December 31, 1996, and the results of its operations and cash flows for the three years ended December 31, 1998, December 31, 1997, and December 31, 1996, in conformity with generally accepted accounting principles.

     The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note #5 to the financial statements, the Company has suffered recurring losses from operations and has no established source of revenue. This raises substantial doubt about its ability to continue as a going concern. Management's plan in regard to these matters is described in Note #5. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/  Barry  L.  Friedman
Barry  L.  Friedman
Certified  Public  Accountant

                      PAYFORVIEW.COM  CORP.
               (Formerly  Sierra  Gold  Corporation
                 (A  Development  Stage  Company)

                          BALANCE  SHEET

                              ASSETS


                                   December       December      December
                                   31,  1998      31,  1997     31,  1996


CURRENT  ASSETS                     $    0         $    0       $    0
                                   --------       --------     --------

     TOTAL  CURRENT  ASSETS         $    0         $    0       $    0
                                   --------       --------     --------

OTHER  ASSETS                       $    0         $    0       $    0
                                   --------       --------     --------

     TOTAL  OTHER  ASSETS           $    0         $    0       $    0
                                   --------       --------     --------


TOTAL  ASSETS                       $    0         $    0       $    0
                                   --------       --------     --------



               LIABILITIES  AND  STOCKHOLDERS'  EQUITY


CURRENT  LIABILITIES:
     Advances  Payable  (Note  45) $  1,450       $    0       $    0
                                   --------       --------     --------

TOTAL  CURRENT  LIABILITIES:       $  1,450       $    0       $    0
                                   --------       --------     --------


STOCKHOLDERS'  EQUITY:  (Note  #4)

     Common  stock,  No  Par  Value
     Authorized  2,500  shares
     Issued  and  outstanding  at
     December  31,  1996  -  2,500
       Shs                                                     $  1,000
     December  31,  1997  -  2,500
       Shs                                        $  1,000

     Common  Stock
     Par  Value  $0.0001,
     authorized  100,000,000
     shares, Issued  and
      Outstanding  at
     December  31,  1998
     1,250,000  shares              $    125
     Additional  Paid-In  Capital        875            0            0

     ACCUMULATED  LOSS                -2,450         -1,000      -1,000
                                     --------      --------      -------

TOTAL  STOCKHOLDERS'  EQUITY:       $ -1,450     $    0        $    0
                                    --------     --------      --------

TOTAL  LIABILITIES  AND
STOCKHOLDERS'  EQUITY:              $    0       $    0        $    0
                                   --------     --------      --------


See  accompanying  notes  to  financial  statements  &  audit  report





                          PAYFORVIEW.COM  CORP.
                   (Formerly  Sierra  gold  Corporation)
                      (A  Development  Stage  Company)

                         STATEMENT  OF  OPERATIONS


                              Year      Year      Year      Aug.  26,  1988
                              Ended     Ended     Ended     (Inception)
                              Dec.31,   Dec.31,   Dec.31,   to  Dec.31,
                              1998      1997      1996      1998

INCOME:
Revenue                       $    0    $    0    $    0    $    0
                              --------  --------  --------  --------

EXPENSES:
General,  Selling  and
Administrative:               $  1,450  $    0    $    0    $  2,450
                              --------  --------  --------  --------

     TOTAL  EXPENSES:         $  1,450  $    0    $    0    $  2,450
                              --------  --------  --------  --------

NET  PROFIT/LOSS  (-)         $  -1,450 $    0    $    0    $ -2,450
                              --------  --------  --------  --------

Net  Profit/Loss(-)
per  weighted  share
(Note  1):                     $-.0012  $   NIL   $   NIL   $ -.0020
                              --------  --------  --------  --------

Weighted  average
Number  of  common
shares  outstanding:           1,250,000  1,250,000  1,250,000  1,250,000
                              --------    --------   --------   --------


See  accompanying  notes  to  financial  statements  &  audit  report

                          PAYFORVIEW.COM  CORP.
                   (Formerly  Sierra  Gold  Corporation)
                      (A  Development  Stage  Company)


              STATEMENT  OF  CHANGES  IN  STOCKHOLDERS'  EQUITY


                                                  Additional     Accumu-
                              Common    Stock     paid-in        lated
                              Shares    Amount    Capital        Deficit
                              --------  --------  --------       --------
Balance,
December  31,  1995             2,500  $  1,000  $    0         $  -1,000

Net  loss  year  ended
December  31,  1996                                                  0
                              --------  --------  --------       --------

Balance,
December  31,  1996             2,500  $  1,000  $    0         $  -1,000

Net  loss  year  ended
December  31,  1997                                                  0
                              --------  --------  --------       --------

Balance,
December  31,  1997             2,500  $  1,000  $    0         $  -1,000

September  16,  1998
Changed  from  No  Par
Value  to  $0.0001                       -1,000    +1,000

September  16,  1998
Forward  Stock  Split
500:1                       1,247,500      +125      -125

Net  loss  year  ended
December  31,  1998                                                -1,450
                            --------   --------  --------        --------

Balance,
December  31,  1998         1,250,000  $    125  $    875       $  -2,450
                            --------   --------  --------        --------


See  accompanying  notes  to  financial  statements  &  audit  report

                          PAYFORVIEW.COM  CORP.
                   (Formerly  Sierra  Gold  Corporation)
                      (A  Development  Stage  Company)

                          STATEMENT  OF  CASH  FLOWS


                              Year      Year      Year      Aug.  26,  1988
                              Ended     Ended     Ended     (Inception)
                              Dec. 31,  Dec. 31,  Dec. 31,  to  Dec. 31,
                              1998      1997      1996      1998
                              --------  --------  --------  --------

Cash  Flows  from
Operating  Activities

     Net  Loss                 $  -1,450  $    0    $    0    $  -2,450

     Adjustment  to
     Reconcile  net  loss
     To  net  cash  provided
     by  operating
     Activities:                   0           0         0         0

Changes  in  assets  and
Liabilities                        0           0         0         0

     Increase  in  current
     Liabilities                 +1,450        0         0      +1,450
                                --------  --------  --------  --------

Net  cash  used  in
Operating  activities:         $    0     $    0    $    0    $ -1,000

Cash  Flows  from
Investing  Activities:              0          0         0         0

Cash  Flows  from
Financing  Activities:

     Issuance  of  Common
     Stock  for  Cash               0          0         0      +1,000
                                --------  --------  --------  --------

Net  Increase  (decrease)       $   0   $     0     $    0    $    0

Cash,
Beginning  of  period:              0         0          0         0
                              --------  --------  --------  --------

Cash,  End  of  Period:         $   0    $    0     $    0    $    0
                              --------  --------  --------  --------


See  accompanying  notes  to  financial  statements  &  audit  report

                      PAYFORVIEW.COM  CORP.
               (Formerly  Sierra  Gold  Corporations
                 (A  Development  Stage  Company)

                  NOTES  TO  FINANCIAL  STATEMENTS

   December  31,  1998,  December  31,  1997,  and  December  31,  1996


NOTE  1  -  HISTORY  AND  ORGANIZATION  OF  THE  COMPANY

     The Company was organized August 26, 1988, under the laws of the State of Nevada as Sierra gold Corporation. On December
     29, 1998, the Company amended its Articles of Incorporation in order to change it's name to PAYFORVIEW.COM CORP. The
     Company currently has no operations and in accordance with SFAS #7, is considered a development company.


NOTE  2  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

Accounting  Method

     The Company records income and expenses on the accrual method.

Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash  and  equivalents

     The Company maintains a cash balance in a non-interest-bearing bank that currently does not exceed federally insured limits. For the purpose of the statements of cash flows, all highly liquid investments with the maturity of three months or less are considered to be cash equivalents. There are no cash equivalents as of December 31, 1998

Income  Taxes

     Income taxes are provided for using the liability method of accounting in accordance with Statement of Financial
     Accounting  Standards  No.  109  SFAS  4109)  "Accounting  for
     Income Taxes". A deferred tax asset or liability is recorded for - all temporary difference between financial and tax reporting. Deferred tax expense (benefit) results from the net change during the year of deferred tax as-sets and liabilities.

Loss  Per  Share

     Net loss per share is provided in accordance with Statement of Financial Accounting Standards No. 128 (SFAS #128)
     "Earnings Per Share". Basic loss per share is computed by dividing losses available to common stockholders by the weighted average number of common shares outstanding during the period. Diluted loss per share reflects per share amounts that would have resulted if dilative common stock equivalents had been converted to common stock. As of December 31, 1998, the Company had no dilative common stock equivalents such as stock options.

Year  End

     The  Company  has  selected  December  31st  as  its  year-end.

Year  2000  Disclosure

     Computer programs that have time sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruption of normal business activities.

     The  company's  potential  software  suppliers  have  verified that  they  will  provide  only  certified  "Year  2000,11 compatible software for all of the company's computing requirements. Because the company's products and services are sold to the general public with no major customers, the company believes that the "'Year 200011 issue will not pose significant operational problems and will not materially affect future financial results.


NOTE  3  -  INCOME  TAXES

     There  is  no  provision  for  income  taxes  for  the  period  ended
     December 31, 1998, due to the net loss and no state income tax in Nevada, the state of the Company's domicile and operations. The Company's total deferred tax asset as of December 31, 1998 is as follows:


     Net  operation  loss  carry  forward        $   2,450
     Valuation  allowance                        $   2,450

     Net  deferred  tax  asset                   $    0

     The federal net operation loss carry forward will expire in various amounts from 2008 to 2018.

     This carry forward may be limited upon the consummation of a business combination under IRC Section 381.


NOTE  4  -  STOCKHOLDERS'  EQUITY

     Common  Stock

     The authorized common stock of the corporation consists of 2,500 shares with No Par Value.

     Preferred  Stock

     The  corporation  has  no  preferred  stock.

     On August 26, 1988, the company issued 2,500 shares of its No Par Value Common Stock in consideration of $1,000 in cash.

     On September 16, 1998, the State of Nevada approved the Company's restated Articles of Incorporation, which increased  its  capitalization  from  2,500  common  shares  with
     No  Par  Value  stock  to  25,000,000  common  shares  with  $0.0001
     Par  Value  stock.

     On September 16, 1998, the company had a forward stock split of 500:1 thus increasing the outstanding common stock of the corporation from 2,500 common shares to 1,250,000 common shares.

     On December 29, 1998, the State of Nevada approved the company's restated Articles of Incorporation that increased the capitalization from 25,000,000 common shares with a par value of $0.0001 to 100,000,000 common shares with a par value of $0.0001.


NOTE  5  -  WARRANTS  AND  OPTIONS

     There are no warrants or options outstanding to acquire any additional share of common or preferred stock.


NOTE  6  -  GOING  CONCERN

     The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company does not have significant cash or other material assets, nor does it have an established source of revenues sufficient to cover its operating costs and to allow it to continue as a going concern. It is the intent of the Company to seek a merger with an existing, operating company. Until that time, the stockholders/officers and or directors have committed to advancing the operating costs of the Company interest free.


NOTE  7  -  RELATED  PARTY  TRANSACTIONS

     The Company neither owns nor leases any real or personal. property. An officer of the corporation provides office services without charge. Such costs are immaterial to the financial statements and accordingly, have not been reflected therein. The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests. The
     Company has not formulated a policy for the resolution of such conflicts.

NOTE  8  -  SUBSEQUENT  EVENTS

     Effective January 15th, 1999, the company had a forward stock split of 2:1 thus increasing the total issued and outstanding shares of the corporation's common stock from 1,250,000 shares to 2,500,000 shares.

ITEM  8.  CHANGE  IN  FISCAL  YEAR

     Payforview as the successor issuer has a fiscal year end of December 31, which fiscal year end will continue for the successor issuer.


EXHIBITS

1.1. Stock Exchange Agreement between MRC Legal Services Corporation and Payforview.com Corp., dated as of February 22, 2000.
1.2.    Consulting  Agreement  dated  February  22,  2000.
3.1     Restated  Articles  of  Incorporation.
3.2 Articles of Incorporation of Sierra Gold Corporation, dated August 26, 1988.
3.3 Certificate of Amendment of Articles of Incorporation, dated September 16, 1998, increasing the number of shares of the registrant to twenty-five million at $0.0001 par value and a resolution declaring a 500-for-
        1  forward  stock  split.
3.4 Certificate of Amendment of Articles of Incorporation, dated December 29, 1998, changing the name of the registrant from SIERRA GOLD CORPORATION to PAYFORVIEW.COM CORP., and authorizing a 2-for-1 forward stock split to be effective January 15, 1999.
3.5 Board Resolution authorizing 3-for-2 forward stock split to be effective April 9, 1999.
3.6     Bylaws,  adopted  on  August  26,  1988.
23.1    Consent  of  Davidson  &  Company,  chartered  accountants
23.2    Consent  of  Barry  L.  Friedman,  P.C.,  certified  public  accountant

     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Payforview.com  Corp.

     By  /s/  Marc  A.  Pitcher

     President,  Chief  Operating  Officer,  Director

Date:  February  22,  2000